                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE VIALINK COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                             [VIALINK LETTERHEAD]

                               13800 Benson Road
                            Edmond, Oklahoma  73013

                                April 19, 1999

Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders of The viaLink Company, which will be held at the Harvey Business Center, Room 104, on the campus of Oklahoma Christian University of Science & Arts, 2501 East Memorial Road, Oklahoma City, Oklahoma, on Friday, May 21, 1999 at 10:00 a.m. (Central Daylight Saving Time).

     Details of the business to be conducted at the 1999 Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and recommends that you vote in favor of each such proposal and for each of the directors nominated for election to the Company's Board of Directors.

     In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the annual meeting and wish to change your proxy vote, you may do so simply by voting in person at the annual meeting.

     We look forward to seeing you at the meeting.


                              Sincerely,

                              /s/ Lewis B. Kilbourne

                              LEWIS B. KILBOURNE
                              CHIEF EXECUTIVE OFFICER



-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                              THE VIALINK COMPANY
                               13800 Benson Road
                            Edmond, Oklahoma  73013

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1999

TO THE SHAREHOLDERS OF THE VIALINK COMPANY:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The viaLink Company, an Oklahoma corporation (the "Company"), will be held on Friday, May 21, 1999, at 10:00 a.m. (Central Daylight Time) at the Harvey Business Center, Room 104, on the campus of Oklahoma Christian University of Science & Arts, 2501 East Memorial Road, Oklahoma City, Oklahoma, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect one (1) Class III director to the Company's Board of Directors to serve a three-year term ending in the year 2002 or until his successor is duly elected and qualified;

     2. To approve the adoption of The viaLink Company 1999 Stock Option/Stock Issuance Plan;

     3. To approve the adoption of The viaLink Company 1999 Employee Stock Purchase Plan;

     4. To approve the issuance to Hewlett-Packard Company of a $6.0 million Convertible Subordinated Secured Promissory Note, convertible into Common Stock at $7.00 per share beginning August 2000, to replace a $6.0 million Subordinated Secured Promissory Note originally issued to Hewlett-Packard on February 4, 1999;

     5. To approve the Company's reincorporation from an Oklahoma corporation to a Delaware corporation; and

     6. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on April 9, 1999 are entitled to notice of and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

     All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. The prompt return of your proxy card will assist us in preparing for the meeting. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                              BY ORDER OF THE BOARD OF DIRECTORS,

                              LEWIS B. KILBOURNE
                              Chief Executive Officer
Oklahoma City, Oklahoma
April 19, 1999

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              THE VIALINK COMPANY
                               13800 Benson Road
                            Edmond, Oklahoma  73013


                           ------------------------

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 21, 1999

                           ------------------------

General

     These proxy solicitation materials (the "Proxy Statement") and the enclosed proxy cards (the "Proxy") are being mailed in connection with the solicitation of proxies by the Board of Directors of The viaLink Company, an Oklahoma corporation (the "Company"), for the 1999 Annual Meeting of Shareholders to be held on Friday, May 21, 1999 at 10:00 a.m. Central Daylight Time, and at any adjournment or postponement thereof (the "Annual Meeting"), at the Harvey Business Center, Room 104, on the campus of Oklahoma Christian University of Science & Arts, 2501 East Memorial Road, Oklahoma City, Oklahoma. This Proxy Statement was first mailed on or about April 19, 1998, to all shareholders entitled to vote at the Annual Meeting.

     The Company's annual report to shareholders for the fiscal year ended December 31, 1998 (the "Annual Report") has been mailed currently with the mailing of the notice of the Annual Meeting and this Proxy Statement to all shareholders entitled to notice of, and to vote at, the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.


Voting

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders (the "Notice of Annual Meeting"). Each proposal is described in more detail in this Proxy Statement. On April 9, 1999, the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), 2,874,342 shares of the Company's Common Stock, par value $0.001 per share, were issued and outstanding, and no shares of the Company's preferred stock, par value $0.001 per share, were outstanding. Each shareholder is entitled to one vote for each shares of Common Stock held by such shareholder on the Record Date. Shareholders may not cumulate votes in the election of directors.

     As of the Record Date, directors and officers of the Company may be deemed to be beneficial owners of an aggregate of 1,165,725 shares of Common Stock (not including shares of Common Stock issuable upon exercise of outstanding options and warrants), constituting approximately 41% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Such directors and executive officers have indicated to the Company that each person intends to vote or direct the vote of all shares of Common Stock held or owned by such person, or over which such person has voting control, in favor of all of the proposals described herein. Nonetheless, the approval of the proposals is not assured. See "Principal Shareholders."

     The following outlines the vote required to approve each proposal set forth in this Proxy Statement:

     . Proposal One, to elect a director, requires approval by a plurality of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

     . Proposal Two, to adopt The viaLink Company 1999 Stock Option/Stock Issuance Plan, requires approval by at least a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

     . Proposal Three, to adopt The viaLink Company 1999 Employee Stock Purchase Plan, requires approval by at least a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

     . Proposal Four, to approve the issuance of a Convertible Subordinated Secured Promissory Note to Hewlett-Packard, requires approval by at least a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

     . Proposal Five, to approve the Company's reincorporation in Delaware, requires approval by at least a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

     The Board of Directors recommends a vote "FOR" each proposal.

Revocability of Proxies

     Any shareholder executing a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering written notice of such revocation to the Secretary of the Company before the Annual Meeting or by properly executing and delivering a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who elects to vote his, her or its shares in person.

     If a choice as to the matters coming before the Annual Meeting has been specified by a shareholder on the proxy, the shares will be voted accordingly. If no choice is specified on the return proxy, the shares will be voted in favor of the approval of the proposals described in the Notice of Annual Meeting and in this Proxy Statement. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under Oklahoma law, abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not a proposal has been approved.


Solicitation

     The cost of soliciting proxies will be paid entirely by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this Proxy Statement. Solicitation will be made primarily through the use of the mail; however, regular employees of the Company may, without additional remuneration, solicit proxies personally by telephone or telegram or other means. Except as described above, the Company does not presently intend to solicit proxies other than by mail.


Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2000 Annual Meeting must be received no later than December 3, 1999, in order that they may be included in the proxy statement and form of proxy relating to the 2000 Annual Meeting. In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than March 3, 2000.

                  MATTERS TO BE CONSIDERED AT ANNUAL MEETING


                                 PROPOSAL ONE


                             ELECTION OF DIRECTORS

General

     The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors and designated Class I, Class II and Class III. The Company currently has the following five directors serving on its Board: Robert
L. Barcum, Robert N. Baker, Lewis B. Kilbourne, Ph.D., Jimmy M. Wright and Sue Hale. The term of office of the Class III director (Jimmy M. Wright) expires at this Annual Meeting, the term of office of the Class I directors (Lewis B. Kilbourne and Sue Hale) expires at the 2000 Annual Meeting of shareholders, and the term of office of the Class II directors (Robert L. Barcum and Robert N. Baker) expires at the 2001 Annual Meeting of shareholders, or in each case until their successors have been elected and qualified. Directors to replace those of a class whose term expires at a given annual meeting of shareholders shall be elected to hold office until the third succeeding annual meeting of shareholders or until their respective successors have been elected and qualified.


Nominee for Class III Director with Term Ending Upon the 2002 Annual Meeting of Shareholders

     The nominee for director has agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve. In the event the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below.

     One Class III director is to be elected at the Annual Meeting to hold office until the 2002 Annual Meeting, or until his successor is duly elected of qualified. The nominee receiving the affirmative vote of a plurality of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall be elected to the Board of Directors.

                                                  Class III Nominee

            Name                     Director Since               Age                Position
            ----                     --------------               ---                --------
      Jimmy M. Wright                      1998                     45          Director (Class III)

          Jimmy M. Wright has served as a director of the Company since February 1998. Mr. Wright serves as the Chief Logistics Officer of Amazon.com, a publicly-traded Web-based retailer, since July 1998. Mr. Wright is also currently the Managing Partner with Diversified Retail Solutions, L.L.C., a supply chain consulting business, where he has served since February 1998. In January 1998, Mr. Wright retired as Vice President of Distribution for Wal-Mart Stores, Inc. During his 12 year tenure at Wal-Mart, he was involved in all facets of strategic planning, including supply chain management, personnel, site selection and building design. Mr. Wright has served as an invited advisor to the Defense Logistics Agency and has been a multi-year participant in the U.S. Army's Wise Person summits, which advise the Deputy Chief of Staff Logistics on strategic logistics issues and trends. Mr. Wright received his B.B.A. in Management from The University of Texas, Permian Basin.

Continuing Class I Directors for Term Ending Upon the 2000 Annual Meeting of Shareholders

     Lewis B. "Bucky" Kilbourne, Ph.D. has served as a director of the Company since December 1997 and was elected as the Chief Executive Officer on October 1, 1998. Dr. Kilbourne has 20 years of financial experience in the retail, restaurant and banking business. Dr. Kilbourne is a Professor of Finance and Economics at Oklahoma City University. Dr. Kilbourne also has also served as President of Kilbourne and Associates, Inc., a management consulting firm located in Oklahoma City that works with regional firms experiencing earnings and cash flow problems in the retail and restaurant industry, since May 1997. From January 1994 to May 1997, Dr. Kilbourne served as Chief Financial Officer of Sonic Corporation, a national restaurant chain. Dr. Kilbourne has a B.A. in Political Science and Economics from Louisiana State University and a M.A. and Ph.D., both in Economics, from the University of Pennsylvania.

     Sue Hale has served as a director of the Company since March 1999. Since January 1996, Ms. Hale has served as the General Manager of Connect Oklahoma, a statewide news and information services company. From 1989 to 1996, she served as the Assistant Managing Editor at The Daily Oklahoman, a daily newspaper. Ms. Hale also serves as the Chairman of the Central Oklahoma chapter of the American Red Cross. Ms. Hale received a B.A. in English and Music from Southwestern College.


Continuing Class II Directors for Term Ending Upon the 2001 Annual Meeting of Shareholders

     Robert L. Barcum is one of the Company's co-founders and has served as a director since the Company's formation in 1985 and as an executive officer from 1985 to 1998. Mr. Barcum currently serves as Chairman of the Board. In connection with the sale of our consulting business to The Netplex Group, Inc. ("Netplex"), Mr. Barcum resigned as our President and Chief Executive Officer and accepted a position with Netplex. Since 1991, he has served as an outside director of Duckwall-ALCO Stores, Inc., a publicly-held retailer. Since 1993, he has served as an outside director of Commercial Distributing Inc., a private distributor of automotive products in the automobile after-market. Since 1995, he has served on the Business Advisory Council of Oklahoma Christian University of Science and Arts, and since 1996 he has served as a member of the Advisory Board of Kent State University. Mr. Barcum has more than 25 years of experience in management information systems for retail organizations.

     Robert N. Baker is one of the Company's co-founders and has served as a director since the Company's formation in 1985 and as a Vice President until November 1998. Mr. Baker has served as the President and Chief Operating Officer of the Company, since November 1998 and is responsible for developing the viaLink services. Mr. Baker has over 20 years of experience in management, technical support and systems development within the retail industry. He graduated magna cum laude from Oklahoma Christian University of Science and Arts with a B.S. in Mathematics.


Board Committees and Meetings

  Meetings

     The Board of Directors met 15 times in 1998, and acted a number of times by written consent. The Board of Directors has a Compensation Committee and an Audit Committee, but does not have a standing Nominating Committee. Mr. Wright attended 9 of the 13 meetings of the Board of Directors and each of the meetings of the compensation and audit committees which were held while he was a director in 1998, for an attendance rate of 73% of the total meetings of the Board and committees of the Board of which he is a member held during the period which he was a director in 1998. Each of the remaining directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors in which such director served during 1998.

  Compensation Committee

     The Company has a standing Compensation Committee which is currently composed of Mr. Wright and Ms. Hale. The Compensation Committee met one time in 1998. The Compensation Committee administers The viaLink Company (formerly Applied Intelligence Group, Inc.) 1995 Stock Option Plan (the "1995 Plan"), The viaLink Company 1998 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") and other employee incentive plans, and will administer The viaLink Company 1999 Stock Option/Stock Issuance Plan if it is approved at this Annual Meeting. The Compensation Committee has the responsibility for establishing the compensation payable to the officers and other employees of the Company based on recommendations made by the Chief Executive Officer. On October 1, 1998, Dr. Kilbourne became the Chief Executive Officer of the Company and was no longer eligible to serve as a member of the Compensation Committee. At that time, the full Board of Directors functioned as the Compensation Committee until the election of the Company's new independent director, Sue Hale, on March 26, 1999.

  Audit Committee

     The Company has a standing Audit Committee composed of Dr. Kilbourne, Mr. Wright and Ms. Hale. The Audit Committee met one time in 1998. The Audit Committee assists in the selection of the Company's independent auditors and is responsible for designating those services to be performed by and maintaining effective communication with the auditors.


Director Compensation and Indemnification Agreements

     We currently pay our non-employee directors other than the Chairman of the Board $10,000 annually for their services as members of the Board of Directors and we pay our Chairman of the Board, Mr. Barcum, an annual stipend of $25,000. We also reimburse our directors for any out-of-pocket expenses and additional fees incurred in attending meetings of the Board of Directors and committees thereof on which such directors serve. Under our 1998 Non-Qualified Stock Option Plan, non-employee directors are eligible to receive stock option grants at the discretion of the Board of Directors. Employee directors are eligible to receive stock option grants at the discretion of the Compensation Committee of the Board of Directors under our 1995 Stock Option Plan.

     The Certificate of Incorporation and Bylaws provide that we shall indemnify our directors and officers to the fullest extent permitted by Oklahoma law. The Company also maintains directors and officers liability insurance. Oklahoma law and the Company's Certificate of Incorporation and Bylaws limit the liability of each of our directors to us or our shareholders for monetary damages for a breach of their fiduciary duty as directors. These provisions do not eliminate the liability of a director for (i) breach of the director's duty of loyalty to us or our shareholders; (ii) acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) unlawful payments of dividends or unlawful stock repurchases or knowing violation of the law; or (iv) any transaction from which the director derived an improper personal benefit. In addition, these provisions do not eliminate liability of a director for violations of federal securities laws, nor do they limit our rights or those of our shareholders, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief. Additionally, we are also a party to indemnification agreements with each of our directors.


Executive Compensation

          For a discussion of executive compensation, related party transactions and principal shareholders, please see the information following Proposal Five.

                  Vote Required for Approval of Proposal One

          The affrmative vote of a plurality of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for election of the Class III Director nominee.


                   Recommendation of the Board of Directors


          THE BOARD OF DIRECTORS DEEMS PROPOSAL ONE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE ELECTION OF THE NOMINEE LISTED ABOVE.

                                 PROPOSAL TWO


               APPROVAL OF 1999 STOCK OPTION/STOCK ISSUANCE PLAN

          The Company's shareholders are being asked to approve The viaLink Company 1999 Stock Option/Stock Issuance Plan (the "1999 Plan"), as the successor to the Company's existing 1995 Stock Option Plan, 1998 Non-Qualified Stock Option Plan and 1998 Stock Grant Plan (collectively, the "Predecessor Plans"). The 1999 Plan will become effective immediately upon such shareholder approval, and all outstanding options under the Predecessor Plans will be incorporated into the 1999 Plan at that time. The Predecessor Plans will terminate, and no further option grants or share issuances will be made under the Predecessor Plans. However, all outstanding options under the Predecessor Plans will continue to be governed by the terms and conditions of the existing option agreements for those grants except to the extent the Plan Administrator elects to extend one or more features of the 1999 Plan to these options.

          The 1999 Plan was adopted by the Board on April 9, 1999 and is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company's long-term growth and financial success. Accordingly, officers and other key employees, non-employee Board members and consultants and other advisors in the service of the Company or any subsidiary corporation will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 1999 Plan.

          The following is a summary of the principal features of the 1999 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1999 Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Edmond, Oklahoma.


Equity Incentive Programs

          The 1999 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) an Automatic Option Grant Program and
(iii) a Stock Issuance Program. The principal features of these programs are described below. The 1999 Plan (other than the Automatic Option Grant Program) will be administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1999 Plan) to authorize option grants and direct stock issuances under the 1999 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder. Stockholder approval of the 1999 Plan under this Proposal will constitute pre-approval of all option grants subsequently made under that program and the subsequent exercise and cancellation of those options in accordance with those terms.


Share Reserve

          3,608,280 shares of Common Stock has been reserved for issuance over the ten year term of the 1999 Plan. The reserve is comprised of the number of shares of Common Stock available for issuance under the Predecessor Plans as of the date of this meeting and to be transferred to the 1999 Plan plus an increase of 2,000,000 shares authorized by the Board. The share reserve will automatically be increased on the first trading day of each calendar year, beginning with the 2000 calendar year, by and amount equal to one percent (1%) of the shares of Common Stock Outstanding on the last trading day of the immediately preceding calendar year, but in no event will such annual increase exceed 50,000 shares.

     In no event may any one participant in the 1999 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 300,000 shares in the aggregate per calendar year, beginning with the 1999 calendar year.

     As of March 31, 1999, options for 1,259,956 shares of Common Stock were outstanding under the Predecessor Plans and 443,291 shares of Common Stock remained available for future option grants.

     In the event any change is made to the outstanding shares of Common
Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1999 Plan and to the securities and exercise price under each outstanding option.


Eligibility

     Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

     As of April 9, 1999, approximately 7 executive officers, 40 other employees and 3 non-employee Board members were eligible to participate in the 1999 Plan, and 3 non-employee Board members were eligible to participate in the Automatic Option Grant Program.


Valuation

     The fair market value per share of Common Stock on any relevant date under the 1999 Plan will be the average of the highest bid and lowest asked prices per share on that date on the Nasdaq SmallCap Market. On March 31, 1999, the closing selling price per share was $15.125.


                      Discretionary Option Grant Program

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                        Automatic Option Grant Program

     Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member on or after the date of this Annual Meeting, will automatically be granted at that time an option grant for 12,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Shareholders Meeting, beginning with this Meeting, each individual who is to continue to serve as a non-employee Board member after such meeting will automatically be granted an option to purchase 12,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such annual 12,000 share options which any one non-employee Board member may receive over the period of Board service, and non-employee Board members who have previously served in the Company's employ will be eligible for one or more annual 12,000 share option grants.

     Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

     Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each option grant will vest (and the Company's repurchase rights will lapse) upon the completion of one year of Board service measured from the option grant date.

     The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or an acquisition of the Company (whether by merger, asset sale or sale of stock by the shareholders) or a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.


                            Stock Issuance Program

     Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services or upon attainment of specified performance goals.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

                              General Provisions

Acceleration

     In the event of an acquisition of the Company, whether by merger or asset sale or a sale by the shareholders of more than 50% of the total combined voting power of the Company recommended by the Board, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Plan Administrator will have the authority under the Discretionary Option Grant Program to provide that the shares subject to options granted under that program will automatically vest (i) upon an acquisition of the Company, whether or not those options are assumed or continued, (ii) a hostile change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding voting stock or by proxy contest for the election of Board members or (iii) in the event the individual's service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed eighteen
(18) months) following an acquisition in which those options are assumed or otherwise continued in effect or a hostile change in control. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

     The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1999 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Special Tax Election

     The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination

     The Board may amend or modify the 1999 Plan in any or all respects whatsoever subject to any required shareholder approval. The Board may terminate the 1999 Plan at any time, and the 1999 Plan will in all events terminate on May 20, 2009.

Stock Awards

     No options have been granted under the 1999 Plan. The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various other indicated individuals and groups, the number of shares of Common Stock subject to options granted between January 1, 1998 and March 31, 1999 under the Predecessor Plans, together with the weighted average exercise price payable per shares.

                              Option Transactions

                  Name                          Number of Option Shares            Weighted Average Exercise Price
Robert L. Barcum                                       15,000                               $9.00
Chairman of the Board and Former Chief
Executive Officer

Lewis B. Kilbourne, Ph.D.                              200,000                              3.03
Chief Executive Officer

Robert N. Baker                                        150,000                              3.10
President and Chief Operating Officer

Russell L. Reinhardt                                      __                                 __
Former Vice President

All Current executive officers as a                    513,576                              3.05
group  (5 persons)

Jimmy M. Wright                                        42,500                               5.20
Director

Sue Hale                                                  __                                  __
Director

All non-employee directors as a group                  57,500                               6.19
(3 persons)

All employees, including current                       567,058                              3.00
officers who are not executive
officers as a group (28 persons)



                        Federal Income Tax Consequences

Option Grants

     Options granted under the 1999 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Options

     No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

  Non-Statutory Options

     No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance

     The tax principles applicable to direct stock issuances under the 1999 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.


                    Deductibility of Executive Compensation

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted under the 1999 Plan with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options is expected to remain deductible by the Company without limitation under Code Section 162(m).

                             Accounting Treatment

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Under a recently-proposed amendment to the current accounting principles, option grants made to non-employee Board members or consultants after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.


                  Vote Required for Approval of Proposal Two

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the 1999 Plan. Should such shareholder approval not be obtained, then the 1999 Plan will terminate. The Company's 1995 Stock Option Plan, 1998 Non-Qualified Stock Option Plan and 1998 Stock Grant Plan will, however, continue to remain in effect, and option grants may be made pursuant to the provisions of those plans until the available reserve of Common Stock under each such plan is issued.


                             Board Recommendation

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 1999 PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A COMPREHENSIVE EQUITY INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE ENTERPRISE AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE SHAREHOLDERS.

                                PROPOSAL THREE

                 APPROVAL OF 1999 EMPLOYEE STOCK PURCHASE PLAN


     The Company's stockholders are also being asked to approve the 1999 Employee Stock Purchase Plan (the "1999 Purchase Plan") as the successor to the Company's existing Employee Stock Purchase Plan (the "Predecessor Plan"). If the stockholders approve the 1999 Purchase Plan, the Predecessor Plan will terminate with the purchase period ending on June 30, 1999, and no further shares of Common Stock will be issued under the Predecessor Plan after that date. However, the share reserve remaining under the Predecessor Plan after the June 30, 1999 purchase date will be transferred to the 1999 Purchase Plan and will form part of the initial reserve available for issuance thereunder.

     The 1999 Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a propriety interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with
Section 423 of the Internal Revenue Code. The 1999 Purchase Plan was adopted by the Board of Directors on April 9, 1999 and will become effective on July 1, 1999 (the "Effective Date"), provided the 1999 Purchase Plan is approved by the stockholders at the Annual Meeting.

     The following is a summary of the principal features of the 1999 Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1999 Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal executive offices in Edmond, Oklahoma.


Share Reserve

     200,000 shares of Common Stock have been reserved for issuance under the 1999 Purchase Plan. This reserve is comprised of the number of shares of Common Stock available for issuance under the Predecessor Plan as of the Effective Date (estimated to be 93,818 shares) and an increase of 106,182 shares approved by the Board.

     In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable in the aggregate under the 1999 Purchase Plan, (ii) the maximum number and class of securities purchasable per participant on any one purchase date, (iii) the maximum aggregate number and class of securities purchasable by all participants on any one purchase date and (iv) the maximum number and class of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.


Administration

     The 1999 Purchase Plan will be administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 1999 Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.


Purchase Periods

     Under the 1999 Purchase Plan, shares will be issued through a series of successive offering periods, each of a duration of twenty-four (24) months. The first offering period will run from July 1, 1999 to the last business day in July 2001. The next offering period is scheduled to commence on August 1, 2001.

     Each offering period will be comprised of up to four (4) six (6)-month purchase periods. Purchase periods will run from the first business day in February to the last business day in July each year and from the first business day in August each year to the last business day in January of the following year. However, the first purchase period will run from July 1, 1999 to the last business day in January 2000.

     If the fair market value per share of the Common Stock on the last day of any purchase period is less than the fair market value per share of Common Stock on the start date of the offering period during which such purchase period occurs, then that offering period will automatically terminate and a new offering period will commence on the next business day.

     Each participant will be granted a separate right to purchase shares of common Stock for each offering period in which he or she participates. The purchase right will be granted on the date the participant joins an offering period and will be automatically exercised on the last business day of each purchase period in that offering period. Each purchase right entitles the participant to purchase the whole number of shares of Common Stock obtained by dividing the participant's payroll deductions for the purchase period by the purchase price in effect for such period.


Eligibility

     Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the company or any participating affiliate will be eligible to participate in the 1999 Purchase Plan. An individual who is an eligible employee at the start of any offering period may join that offering period at that time or on the start date of any purchase period within that offering period on which he or she is an eligible employee. An individual who first becomes an eligible employee after such start date may join the offering period on the start date of any subsequent purchase period within that offering period on which he or she is an eligible employee.

     Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the 1999 Purchase Plan to their eligible employees.

     As of March 31, 1999, approximately 45 employees, including 5 executive officers, were eligible to participate in the 1999 Purchase Plan.


Payroll Deductions

     Each participant may authorize period payroll deductions in any multiple of 1% of his or her cash earnings, up to a maximum of 10%.


Purchase Price

     The purchase price per share at which common stock will be purchased on the participant's behalf on each purchase date will be equal to 85% of the lower of
                                                                       -----
(i) the fair market value per share of common stock on the participant's entry date for the offering period during which the purchase date occurs or (ii) the fair market value per share of common stock on that purchase date.


Purchase Provisions

     On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase period. However, no participant may, on any one purchase date, purchase more than 750 shares of Common Stock, subject to periodic adjustments in the event of certain changes in the company's capitalization. In addition, no more than an aggregate of 50,000 shares of Common Stock may be purchased on behalf of all participants on any one purchase date.

Valuation

     The fair market value per share of common stock on any relevant date will be the average of the highest bid and lowest asked prices per share on such date on the Nasdaq SmallCap Market. On March 31, 1999, the fair market value per share of Common Stock was $15.125 per share.


Special Limitations

     The 1999 Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following limitations:

     (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company of any of its affiliates.

     (ii) No purchase right granted to a participant may permit such individual to purchase common stock at a rate greater than $25,000 worth of such common stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

     (iii) No participant may purchase more than 750 shares of Common Stock on any one purchase date.

     (iv) No more than 50,000 shares of Common Stock may be purchased on behalf of all participants on any one purchase date.


Termination of Purchase Rights

     The purchase right will immediately terminate upon the participant's loss of eligible employee status or upon his or her affirmative withdrawal from the purchase period. The payroll deductions collected for the purchase period in which the purchase right terminates may, at the participant's election, be immediately refunded or applied to the purchase of Common Stock at the end of that purchase period.


Stockholder Rights

     No participant will have any stockholder rights with respect to the shares of common stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.


Assignability

     No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.


Acquisition

     Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of common
                   -----
stock on the participant's entry date into the offering period during which the acquisition occurs or (ii) the fair market value per share of common stock immediately prior to such acquisition.


Amendment and Termination

     The 1999 Purchase Plan will terminate upon the earliest to occur of (i) July 31, 2009, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter, suspend or discontinue the 1999 Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the 1999 Purchase Plan or the maximum number of purchasable shares by any participant on any one purchase date except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the 1999 Purchase Plan.


                                 Plan Benefits

     No purchase rights have been granted and no shares have been purchased under the 1999 Purchase Plan. The table below shows, as to each of the Named Executive officers in the Summary Compensation Table and the various indicated groups, the following information with respect to transactions under the Predecessor Plan effected during the period from January 1, 1998 to March 31, 1999: (i) the number of shares of Common Stock purchased under the Predecessor Plan during that period and (ii) the weighted average purchase price paid per share of Common Stock in connection with such purchases.

                  Name                          Number of Option Shares            Weighted Average Purchase Price
Robert L. Barcum                                       15,000                               $9.00
Chairman of the Board and Former Chief
Executive Officer

Lewis B. Kilbourne                                     200,000                              3.03
Chief Executive Officer

Robert N. Baker                                        150,000                              3.10
President and Chief Operating Officer

Russell L. Reinhardt                                       ___                               ___
Vice President

All current executive officers as a                    513,576                              3.05
group  (5 persons)

Jimmy M. Wright                                         42,500                              5.20
Director

Sue Hale                                                   ___                               ___
Director

All non-employee directors as a group                   57,500                              6.19
(3 persons)

All employees, including current                       567,058                              3.00
officers who are not executive
officers as a group (28 persons)


Federal Income Tax Consequences

     The 1999 Purchase Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1999 Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which such shares were acquired and more than one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of that offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.


Accounting Treatment

     Under current accounting rules, the issuance of Common Stock under the 1999 Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the 1999 Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.


                 Vote Required for Approval of Proposal Three

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the 1999 Purchase Plan. Should such stockholder approval not be obtained, then the 1999 Purchase Plan will not be implemented, and no purchase rights will be granted and no stock issuances will be made under the 1999 Purchase Plan. However, the Company's existing Employee Stock Purchase Plan will continue to remain in effect and stock purchases may continue to be made pursuant to the provisions of that plan until the available reserve of Common Stock under that plan has been issued.


                             Board Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1999 PURCHASE PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A PROGRAM OF STOCK OWNERSHIP FOR THE COMPANY'S EMPLOYEES IN ORDER TO PROVIDE THEM WITH A MEANINGFUL OPPORTUNITY TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE COMPANY AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

                                 PROPOSAL FOUR
     AUTHORIZATION AND APPROVAL OF THE ISSUANCE OF COMMON STOCK UNDERLYING
           CONVERTIBLE NOTE TO BE ISSUED TO HEWLETT-PACKARD COMPANY
             REPRESENTING 20% OR MORE OF THE OUTSTANDING SHARES OF
                          COMMON STOCK OF THE COMPANY



     The following contains a summary of the material information relating to certain transactions involving the Company's issuance of a $6.0 million Secured Subordinated Promissory Note (the "Initial Note") to Hewlett-Packard Company ("HP") and the proposed exchange of such note for a Secured Subordinated Convertible Promissory Note. Copies of the Note Purchase Agreement, the Secured Subordinated Promissory Note, the Security Agreement and the Shareholder Agreement, each dated February 4, 1999 by and between the Company and HP, previously were filed as exhibits to the Company's Current Report on Form 8-K dated February 4, 1999. The form of Subordinated Secured Convertible Promissory Note (the "Convertible Note") for which approval is being sought hereby is attached as Appendix C to this Proxy Statement. The Initial Note and the
            ----------
Convertible Note are sometimes collectively referred to in this discussion as the "Notes" or individually as a "Note".

General

     On February 4, 1999, the Company entered into a Note Purchase Agreement with HP, pursuant to which HP loaned the Company $6.0 million pursuant to the Initial Note which bears interest at a rate of 11.5% per annum. No principal or interest payments are due on the Initial Note until February 28, 2004. However, the Company may prepay the Note, in whole or in part, beginning on September 1, 2000. The Company also will be required to repay the Note if HP demands such repayment within 90 days after receipt of notice that: (1) the Company has sold all or substantially all of its assets or intellectual property or is acquired by another entity; or (2) Lewis B. Kilbourne, Ph.D., ceases for any reason to be either a regular, full-time employee of the Company or a voting member of the Board of Directors.

     The Notes are secured by a lien on the Company's intellectual property, including the source code underlying the Company's proprietary software which comprises the viaLink service. Pursuant to the Note Purchase Agreement, the Company and HP have agreed that approximately 50% of the principal amount of the
Note is intended to be used by the Company for the purchase, whether directly or indirectly, of HP products and/or services. The remaining amount may be used for general corporate and working capital purposes and potential acquisitions of companies and technologies which are complementary to the Company's viaLink service.

     Under the Note Purchase Agreement, the Company has agreed to include in this proxy statement a proposal to approve the issuance of additional shares of its Common Stock pursuant to the Convertible Note for the purpose of complying with the Nasdaq Stock Market rule requiring approval of issuances of shares which would constitute in excess of 20% of a company's currently outstanding Common Stock for a price less than the greater of book value or market value per share closing. Upon receipt of such shareholder approval, the Company has agreed to exchange the Convertible Note for the Initial Note for no additional consideration. The Convertible Note is identical to the Initial Note, except that all principal and interest due under the Convertible Note would be convertible into Common Stock of the Company at $7.00 per share, at the option of the holder, at any time after 18 months from the issuance of the Initial Note, or August 5, 2000. The Company also shall have the option to require mandatory conversion of the note immediately prior to February 28, 2004, the maturity date of the Note.

     For a discussion of certain additional agreements entered into between the Company and HP, including the financial and operating restrictions placed on viaLink under the Notes, please see "--Additional Agreements Between viaLink and Hewlett-Packard" below.

Shares Issuable Upon Conversion

     Assuming $6.0 million principal amount and accrued interest of $1,035,000 outstanding on August 5, 2000, the initial conversion date, the Convertible Note would be convertible into 1,005,000 shares of Common Stock. Based on 2,874,342 shares of Common Stock outstanding as of March 31, 1999, and excluding exercises of options and warrants and any additional issuances of shares of Common Stock subsequent to such date, the shares issuable upon conversion of the Convertible Note (the "Conversion Shares") would represent approximately 34.9% of the Company's outstanding Common Stock.
     The table below sets forth the approximate number of Conversion Shares issuable at various times during the term of the Convertible Note, assuming no repayments of principal or interest by the Company and conversion in full:

                                      Principal and      Conversion Shares
         Date                        Interest Due ($)      (@$7.00 share)
      ------------                   -----------------   -----------------
      August 5, 2000                   $7,035,000            1,005,000
      (18 months)
      (initial conversion date)

      August 5, 2001                    7,725,000            1,103,571
      (30 months)

      August 5, 2002                    8,415,000            1,202,143
      (42 months)

      August 5, 2003                    9,105,000            1,300,714
      (54 months)

      February 28, 2004                 9,493,475            1,356,211
      (60 months)
      (maturity date)

Additional Agreements Between viaLink and Hewlett-Packard

  viaLink Note Covenants
     For so long as any amounts are outstanding under the Notes, the Company had agreed with HP that it will not:

     . create or incur any debt in excess of (i) 80% of the Company's then outstanding accounts receivable plus (ii) amounts used by the Company to finance the purchase of any equipment acquired by the Company (including through capitalized leases);

     . create or incur any security interest or lien on any asset now owned or acquired, except certain permitted liens, including liens granted to any senior lender;

     . without prior notice to HP, consolidate or merge with any other entity or person, provided that such consolidation or merger could not reasonably be expected to have a material adverse effect upon HP's right under this Note;

     . without the prior consent of HP, acquire all or substantially all of the capital stock or assets of, or make any investment in or loan to, any other entity or person for an aggregate amount in excess of 15% of the Company's asset at the end of the quarter immediately prior to such consolidation, merger, acquisition, investment or loan; or

     . declare or pay any dividends on any class or classes of stock (other than stock dividends to effectuate a "stock split"). Shareholder Agreement

  Shareholder Agreement

     In connection with the funding of the Initial Note and in contemplation of the possible issuance of the Convertible Note, the Company and HP entered into a Shareholder Agreement providing HP with, among other things, certain demand and piggyback registration rights with respect to the Conversion Shares. The Company has agreed to pay all expenses associated with such registrations, other than HP's underwriters commissions and discounts and expenses of any counsel retained by it.

     Under the Shareholder Agreement, the Company also has granted to HP the right to designate one observer to attend the Company's board meetings. HP shall have this board observer right for so long as any amount remains due under the Notes and, following conversion of the Convertible Note, until such time as HP owns less than 5% of the Company's outstanding Common Stock.

     Under the Shareholder Agreement, HP also has agreed to certain restrictions on its ability to resell the Conversion Shares and purchase additional shares of the Company's equity securities. In particular, HP may not transfer the beneficial ownership of the Notes or the Conversion Shares except as follows:

     .     pursuant to a registered public offering;

     . to any person or group of persons that, after giving effect of such transfer, will beneficially own less than 9.9% of the shares of Common Stock then outstanding;

     .     upon the approval of the Board of Directors of the Company;

     . in connection with any business combination, transaction or tender or exchange offer approved or supported by the Board of Directors; and

     . pursuant to a bona fide pledge of, or the granting of a security interest or other lien in, the Notes or Conversion Shares.

     HP also has agreed that it will not, without the approval of the Company's Board of Directors, acquire any additional beneficial ownership in the Company's Common Stock or any other equity security convertible into or exercisable for Common Stock in excess of the total percentage of the Company which HP held as of the time of full conversion of the Convertible Note.

  Hosting and Co-Marketing Arrangements

     The Note Purchase Agreement also provides for a possible expansion of a strategic partnership between the Company and HP. In particular, the Company has agreed to prominently display HP trademarks and logos in the user interface to the viaLink service. In addition, the Company and HP have begun to undertake certain co-marketing activities, although no formal agreement exists with respect to such activity. In addition, the Company anticipates that HP will serve as the database host for the viaLink service by providing the technological platform and mission critical technological support for the viaLink service. In anticipation of this hosting relationship, the Company has migrated its technology to the HP 9000 platform.


Certain Considerations and Risks

     While the Board of Directors is of the opinion that the issuance of the Convertible Note and the resulting issuance of Common Stock upon conversion thereof is advisable and in the best interests of the Company and its shareholders, shareholders should consider the following possible factors, as well as the other information contained in this Proxy Statement in evaluating this Proposal Four. In addition, you should review the Risk Factors that are contained in the Company's Annual Report on Form 10-KSB delivered with this Proxy Statement.

     .     Dilution. The conversion of the Convertible Note could result in
           ---------
           substantial dilution to current shareholders. As of April 14, 1999, the Common Stock was trading at $18.75 per share, and the Convertible Note is convertible at a rate of $7.00 per share.

     .     Possible Effect on Market Price.  The issuance of the Conversion
           --------------------------------
           Shares may depress the market price of the Common Stock by increasing the amount of shares of Common Stock outstanding. Resales of the Conversion Shares also could have the effect of creating downward pressure on the market price of the Common Stock. Such downward pressure could encourage short sales by HP or others which could place further downward pressure on the price of the Common Stock.

           In connection with the execution of the Note Purchase Agreement, the Company has granted HP certain demand and piggyback registration rights in connection with the resale of the Conversion Shares. These registration rights would facilitate resales of the Conversion Shares into the public market and would increase the number of shares of Common Stock available for public trading.

     .     HP Will be a Significant Shareholder. If HP chooses to convert the
           ------------------------------------
           Convertible Note into shares of Common Stock it will become a significant shareholder of the Company and may be able to control matters submitted to the shareholders for a vote, including the election of directors and the approval of mergers and other business combination transactions. If HP converted the Convertible Note today it would become the Company's largest shareholder.


Nasdaq Voting Requirements

     The Common Stock is listed on the Nasdaq SmallCap Market. Nasdaq rules require shareholder approval if the Company issues Common Stock or securities convertible for 20% or more of the Company's outstanding shares of Common Stock or voting power at a price that is below the greater of book value or market value per share. The Convertible Note is convertible at a rate of $7.00 per share. At all times since the issuance of the Initial Note, the Company's stock has had a closing price of more than $7.00 per share as reported on the Nasdaq SmallCap Market. Under Nasdaq rules, unless shareholder approval is obtained, the Company would be prohibited from issuing Conversion Shares accounting for more than 19.99% of the then outstanding Common Stock. Therefore, the Company's shareholders must vote in favor of this Proposal Four in order for HP to be able to convert the Convertible Note without restriction based on the current number of shares of Common Stock outstanding and the Company's current stock price.

     Although there can be no assurance that the Conversion Shares will equal more than 20% of the outstanding Common Stock at the time of conversion, your vote is being sought prospectively pursuant to the agreement of the Company contained in the Note Purchase Agreement. In the event that the market value of the Common Stock drops below $7.00 or the number of shares of Common Stock outstanding increases such that the Note is convertible for less than 20% of the Company's Common Stock, the Company intends to exchange the Initial Note for the Convertible Note regardless of whether shareholder approval is granted under this Proposal Four.


Reasons for the Hewlett-Packard Transactions

     Proceeds from the issuance of the Note are being used to fund expenditures incurred in the continuing expansion of the Company's business, including the promotion and commercialization of the viaLink service, the hiring of additional personnel, sales and marketing efforts and for general corporate purposes. In addition, the Note Purchase Agreement provides that the parties intend that at least 50% of the proceeds of the Note are to be used to purchase, whether directly or indirectly, HP products and/or services.

     The Board of Directors and management of the Company reviewed and considered numerous financing and strategic alternatives prior to entering into the Note Purchase Agreement and Related Transactions with HP. The Board of Directors unanimously approved the Note Purchase Agreement and related matters. In so doing, the Board of Directors considered a number factors, including:

     . the substantial increase in the Company's working capital supplied by the Notes and the prospect that, as a result of the increase in working capital from the Notes, the Company will be able to expand its operations and improve its access to capital markets;

     . the terms of the transactions pursuant to which the Initial Note and, if approved, the Convertible Note will be issued, including the lack of any payments required under the Notes until February 2004, which allows the Company to conserve its operating cash;

     . as discussed in more detail below, the strategic benefits of forging a relationship with Hewlett-Packard and upon issuance of the Convertible Note, if approved, providing HP with an equity stake in the Company; and

     . alternatives to the HP transactions, including alternative public or private financing, which either were unavailable or were available on terms the Board or Directors considered less favorable in light of all the circumstances.

     In addition to the financing provided by the Note, the Company regards HP as an important long-term strategic partner. The Company is currently preparing to locate the viaLink service on an HP host database platform. The Company believes that the HP database platform will allow the Company to more quickly increase the number of subscribers it can reliably and securely support and service. The Company also believes that HP's leadership position in the technology industry provides critical market validation for viaLink's technology and services. By exchanging the Initial Note for the Convertible Note, the Company can retain all of the advantages of the HP strategic relationship while also providing HP with a security which it can convert into shares of the Company's Common Stock beginning in August 2000. If HP chooses to convert the Convertible Note into shares of Common Stock, HP will become a significant shareholder of the Company with economic interests which correspond to those of the Company's current shareholders. Specifically, the Board of Directors believes that providing HP with the opportunity to hold a significant equity stake in the Company will provide an even greater incentive for HP to actively promote the Company in order to increase the value of the Company and, in turn, the shares of Common Stock which HP holds or has the right to acquire.


Consequences If This Proposal is Not Approved

     If shareholder approval is not obtained for this Proposal Four, the Company may suffer numerous adverse consequences, including:

     . The Company will be required to repay the Note when due. At the time of such payment, the Company may not have sufficient funds available for repayment, or may have allocated such funds for other capital purposes which it has determined are in the best interests of the Company and its shareholders.

     . The Notes are secured by a lien on all of the Company's intellectual property, including the source code underlying the proprietary software, which forms the viaLink service. In the event the Company is unable to repay the Note, and such Note is not convertible, then HP may elect to exercise its lien on the Company's assets, including the source code underling the viaLink service.

     . The Company's important strategic relationship with HP may be adversely affected. Moreover, HP would not be able to convert the Note, which would deprive the Company of the potential benefit of aligning HP's interests more closely with that of the Company's shareholders.


                    Vote Required to Approve Proposal Four

     The affirmative vote on this Proposal Four by the holders of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve the issuance of the Common Stock underlying the Convertible Note. For purposes of calculating votes cast, abstentions are included as votes cast while broker non-votes are not included as votes cast.

                   Recommendation of the Board of Directors


     THE BOARD OF DIRECTORS BELIEVES THAT THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE CONVERTIBLE NOTE PROPOSED TO BE ISSUED TO HEWLETT-PACKARD IS FAIR TO, AND IS ADVISABLE IN THE BEST INTEREST OF, THE COMPANY AND ITS SHAREHOLDERS, HAS UNANIMOUSLY APPROVED THE TRANSACTIONS BETWEEN THE COMPANY AND HP, INCLUDING, IF APPROVED HEREBY, THE ISSUANCE OF THE SHARES UPON CONVERSION OF THE CONVERTIBLE NOTE, AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL FOUR.

                                 PROPOSAL FIVE

                          REINCORPORATION IN DELAWARE

General

     On April 9, 1999, the Board of Directors adopted a plan, subject to approval by the shareholders, to reincorporate the Company under the laws of the State of Delaware (the "Reincorporation"). The Company was incorporated under the laws of the State of Oklahoma in 1985 under the name Applied Intelligence Group, Inc. The Board of Directors believes Delaware corporate law will better serve the shareholders' interests and provide the Company with advantages not available under Oklahoma corporate law. Therefore, the Board of Directors recommends the shareholders approve the form of Agreement and Plan of Merger that appears as Appendix D at the end of this Proxy Statement (the "Merger
                ----------
Agreement") to effect a transaction commonly called a "reincorporation."

     The Company will continue to be called "The viaLink Company" after the Reincorporation. To explain the proposal, however, this Proxy Statement will call the Company that exists today as an Oklahoma corporation either "the Company" or "viaLink Oklahoma," while "viaLink Delaware" will refer to the new Delaware corporation that will initially be organized as a wholly-owned subsidiary of viaLink Oklahoma. If the holders of at least two-thirds of all outstanding shares of the Common Stock of viaLink Oklahoma approve the Merger Agreement, viaLink Oklahoma will be merged into viaLink Delaware. The "Effective Date" will be when the necessary documents have been filed in both Oklahoma and Delaware. viaLink Delaware will be the surviving corporation, and the charter and Bylaws of the new corporation will be substantially the same as those of viaLink Oklahoma today, except as otherwise discussed below. The Certificate of Incorporation and Bylaws of viaLink Delaware are attached to this Proxy Statement as Appendix E and Appendix F, respectively.
                   ----------     ----------

     Reincorporation in Delaware will not change the business plan, management, assets, liabilities, net worth, capitalization or employee benefit plans of the Company. Each outstanding share of viaLink Oklahoma's common stock and preferred stock (hereinafter referred to within this Proposal as the "viaLink Oklahoma Common Stock" and "viaLink Oklahoma Preferred Stock," respectively) will automatically become one share of the common stock or preferred stock, respectively, of viaLink Delaware (hereinafter referred to in this Proposal as the "viaLink Delaware Common Stock" and "viaLink Delaware Preferred Stock," respectively). Furthermore, each stock option, warrant or convertible security that would be, or later becomes, exercisable for, or convertible into, shares of the viaLink Oklahoma Common Stock will automatically be, or later become, exercisable for, or convertible into, the same number of shares of viaLink Delaware Common Stock on the same terms and conditions.


Reasons for the Change

     For many years, Delaware has encouraged incorporation in their state by adopting modern, comprehensive and flexible corporate laws that it periodically updates and revises to meet changing business needs. The Delaware General Corporation Law (the "DGCL") is considered a sophisticated statute that is highly conducive to business. For this reason, many corporations initially choose Delaware as their place of incorporation and many other corporations not initially choosing Delaware as their place of incorporation subsequently reincorporate in Delaware by means of transactions like the one now proposed. Because of Delaware's policy of encouraging incorporation in their state and its preeminence as the most popular state of incorporation for major corporations, the courts of Delaware have developed considerable expertise in dealing with corporate issues. As a result, Delaware's case law (judicial interpretations of statutory corporate laws) is more developed than that of any other state. This provides the corporate law of Delaware an extra measure of predictability that is useful and often crucial in our precedent-based judicial system. For the Board of Directors and the management of a Delaware corporation, these features of Delaware law allow greater certainty in managing the corporation.

     The state's court system also provides relatively prompt resolution of most corporate disputes. For example, Delaware has a specialized Court of Chancery that hears cases involving corporate law. The Court of Chancery has no jurisdiction over most other kinds of cases and therefore its dockets are not as backlogged as many other states. In addition, the Supreme Court of Delaware hears and decides important corporate appeals rapidly.

     The Board of Directors considered the flexibility and predictability of Delaware law and the efficiency of its judicial process when it approved the present proposal. The Board of Directors also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.


Authorized Shares of Capital Stock

     After the reincorporation, the authorized capital stock of viaLink Delaware will consist of 50,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. viaLink Delaware will not issue any shares of stock in connection with the Reincorporation other than the shares into which the outstanding shares of viaLink Oklahoma will convert.


Conversion of Shares

     As soon as the Reincorporation becomes effective, viaLink Delaware will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of viaLink Oklahoma will become holders of the new shares of viaLink Delaware. Shares of viaLink Oklahoma will automatically convert into shares of viaLink Delaware, on these terms:

     .     The conversion will be on a one-for-one basis.

     . Each share of viaLink Oklahoma Common Stock outstanding at the Effective Date will become one share of viaLink Delaware Common Stock.

     . Each share of viaLink Oklahoma Preferred Stock outstanding at the Effective Date will become one share of viaLink Delaware Preferred Stock.

     . Each share of viaLink Oklahoma Common Stock and viaLink Oklahoma Preferred Stock held in the treasury of viaLink Oklahoma will become a share held in the treasury of viaLink Delaware.

     This means that, beginning on the Effective Date, each viaLink Oklahoma stock certificate which was outstanding just before the Reincorporation will automatically represent the same number of viaLink Delaware shares. Therefore, shareholders of viaLink Oklahoma need not exchange their stock certificates for new viaLink Delaware stock certificates. Likewise, shareholders should not destroy their old certificates and should not send their old certificates to the Company, either before or after the Effective Date.


Conversion of Options and Warrants

     Each stock option, warrant or convertible security that would be, or later becomes, exercisable for, or convertible into, shares of the viaLink Oklahoma Common Stock will automatically be, or later become, exercisable for, or convertible into, the same number of shares of viaLink Delaware Common Stock on the same terms and conditions.


Trading of the Stock

     After the Reincorporation, those who were formerly stockholders of viaLink Oklahoma may continue to make sales or transfers using their viaLink Oklahoma stock certificates. viaLink Delaware will issue new certificates representing shares of viaLink Delaware Common Stock for transfers occurring after the Effective Date. On request, viaLink Delaware will issue new certificates to anyone who holds viaLink Oklahoma stock certificates. Any request for new certificates will be subject to normal stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     Shareholders whose shares of viaLink Oklahoma were freely tradable before the Reincorporation will own shares of viaLink Delaware that are freely tradable after the Reincorporation. Similarly, any shareholders holding shares of viaLink Oklahoma with transfer restrictions before the Reincorporation will hold shares of viaLink Delaware which have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold viaLink Delaware stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in viaLink Oklahoma.

     After the Reincorporation, viaLink Delaware will continue to be a publicly held company, with its Common Stock tradable on the Nasdaq SmallCap Market. viaLink Delaware will also file with the Securities and Exchange Commission (the "Commission") and provide to its stockholders (the Delaware term for shareholders) the same types of information that viaLink Oklahoma has previously filed and provided.


Certain Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences of the Reincorporation under current law to holders of the viaLink Oklahoma Common Stock. This summary is for general information only. It does not address potential legislative changes that may affect these consequences, and it does not address any state, local or foreign tax consequences of the Reincorporation. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service to the effect that the Reincorporation is nontaxable.

     In general, neither the Company nor its shareholders will recognize any gain or loss by reason of the Reincorporation. The tax basis of the shares of viaLink Delaware Common Stock received by a shareholder of viaLink Oklahoma through the Reincorporation will be the same as the tax basis of viaLink Oklahoma Common Stock prior to the Reincorporation. A shareholder of viaLink Oklahoma who holds the stock as a capital asset should include the period he, she or it has held the viaLink Oklahoma Common Stock in determining the holding period for his, her or its viaLink Delaware shares.

     Shareholders should consult their personal tax advisers to discuss their own tax situations and any potential changes in federal, state and local laws and other applicable tax matters relating to the Reincorporation.


Abandonment

     The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation. Factors that the Board of Directors may consider include the number of shares for which appraisal rights have been exercised and the cost to the Company of the Reincorporation.


Comparison of Oklahoma and Delaware Corporate Laws

     If this Proposal Five is approved by the holders of at least two-thirds of the Company's outstanding common stock, and if the Company reincorporates in Delaware as described above, then the shareholders of the Company will become stockholders of the new Delaware corporation, viaLink Delaware. There are certain differences between the Oklahoma General Corporation Act (the "OGCA") and the DGCL that will affect the rights of shareholders in certain respects. Some of these differences define the particular provisions a corporation may choose to put into its certificate of incorporation, commonly called its "charter," and other differences may not affect the Company in a material way.

     The primary difference in the rights of shareholders under the OGCA and DGCL relates to corporate action by written consent in lieu of a shareholders' meeting. Under both the OGCA and DGCL, shareholders are permitted to take action by the written consent of at least the minimum number of votes required to act at a shareholders' meeting, unless the charter forbids it. However, the OGCA also provides that, with respect to a corporation (1) with a class of voting stock listed or traded on a national securities exchange or registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and (2) which has 1,000 or more shareholders of record, shareholders taking action by written consent must obtain unanimous approval for such written consent to be valid, unless otherwise provided in the corporation's charter. The charter of viaLink Oklahoma has a provision in its charter limiting the applicability of this requirement of unanimous approval, and permitting actions by written consent of a majority of the shares of common stock outstanding.

Material Changes in viaLink Delaware Charter and Bylaws from viaLink Oklahoma Charter and Bylaws

     The viaLink Delaware charter and Bylaws will be in effect and will govern the rights of stockholders in the event this Proposal Five is approved and the merger of viaLink Oklahoma into viaLink Delaware takes place. The viaLink Delaware charter is substantially similar to the viaLink Oklahoma charter. Except for the provisions relating to authorized stock, stockholders' ability to present proposals at stockholder meetings and nominate directors, stockholders' ability to call special meetings and the ability to remove directors, the differences between the two primarily result from differences between the OGCA and the DGCL as discussed above. Set forth below is a summary of the material changes in the viaLink Delaware charter and Bylaws from the current viaLink Oklahoma charter and Bylaws. The Bylaws of viaLink Delaware and viaLink Oklahoma are substantially similar except that the Bylaws of viaLink Delaware reflect the DGCL and the provisions of the viaLink Delaware charter, as well as certain administrative differences described below. Copies of the charter and Bylaws of viaLink Oklahoma are available for inspection at the principal office of viaLink Oklahoma and copies will be sent to stockholders upon request.
Copies of the charter and Bylaws of viaLink Delaware are attached to this Proxy Statement as Appendix E and Appendix F, respectively.
             ----------     ----------

  Changes in Authorized Capital Stock

     The viaLink Oklahoma charter now provides that the Company has the authority to issue two classes of stock, consisting of 30,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share. Subject to approval of this Proposal Five by the shareholders, the viaLink Delaware charter will authorize 50,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, with no change in the voting powers, qualifications, rights and privileges of such shares. The increase in the number of shares of authorized Common Stock will give the Company better flexibility to engage in certain future transactions, including capital raising and acquisitions, although it currently has no definitive plans with respect to such matters.

  Stockholder Proposals and Nominating Directors

     The viaLink Delaware Bylaws require stockholders to provide to the Company written nominations of directors and proposals to be considered at meetings of stockholders at least 120 days in advance of the proposed record date of such meeting. Each stockholder proposal must state (i) a brief description of the business desired to be brought, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in such stockholder's capacity as a proponent of a stockholder proposal. Neither the viaLink Oklahoma charter nor Bylaws contain any provisions regarding such notice requirements for shareholder proposals and director nominations.

  Stockholder Ability to Call Special Meetings

     The viaLink Oklahoma Bylaws permit the Board of Directors or the President to call special meetings of shareholders. In addition, the viaLink Oklahoma Bylaws require the President, or in his absence, the Secretary, to call a special meeting of shareholders upon a written request setting forth the purpose of such meeting of not less than a majority of the entire capital stock of the Company issued and outstanding and entitled to vote.

     The viaLink Delaware Bylaws state that special meetings of the stockholders of the Company may only be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the President or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors. The viaLink Delaware Bylaws also allow a special meeting to be called by any permitted person or persons other than the Board of Directors if the request is in writing, specifies the general nature of the business proposed to be transacted and is delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the President or the Secretary of the corporation.

  Ability to Remove Directors

     The viaLink Oklahoma charter permits removal of directors by shareholders only for cause with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding shares of capital stock of the Company then entitled to vote generally in the elections of directors. The viaLink Delaware charter also will contain such a provision.


Rights of Dissenting Shareholders

     Under the OGCA, notwithstanding the approval of this Proposal Five by the requisite number of shares of the Company, shareholders on the Record Date are entitled to assert dissenters' rights in connection with the Reincorporation and obtain payment of the "fair value" of their shares, provided that such shareholders comply with the requirements of Section 1091 of the OGCA. If a shareholder votes for or consents to this Proposal Five, however, he or she is precluded from invoking such dissenters' rights.

     The following is a summary of the statutory procedures to be followed by shareholders electing to exercise their dissenters' rights and is qualified in its entirety by reference to Section 1091, the full text of which is attached hereto as Appendix G. Section 1091 should be carefully reviewed by shareholders
          ----------
who wish to assert their dissenters' rights or who wish to preserve the right to do so, since failure to strictly comply with those procedures may result in the loss of such dissenters' rights. Any shareholder who is interested in perfecting his, her or its dissenters' rights should consult legal counsel as to the procedures that must be followed.

     A shareholder electing to exercise dissenters' rights must satisfy each of the following conditions:

     (1) such holder must deliver to the Company, within 20 days prior to the Annual Meeting, a written notice of such holder's demand of payment of the fair value of such holder's shares; and

     (2) such holder shall not have consented to the adoption of this Proposal Five.

     A shareholder who fails to comply with either of these conditions will have no dissenters' rights with respect to such holder's shares.

     All written notices should be addressed to: The viaLink Company, 13800 Benson Road, Edmond, Oklahoma 73013, Attention: John M. Duck. All written notices must be executed by, or with the consent of, the holder of record. The notice must identify the shareholder and indicate the intention of such shareholder to demand payment of the fair value of such shareholder's shares. In the notice, the shareholder's name should be stated as it appears on such shareholder's stock certificate(s). If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or for the fiduciary. If the shares are owned of record by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a shareholder of record; however, the agent must identify the record owner(s) and expressly disclose the fact that, in exercising the demand, he or she is acting as agent for the record owners.

     Shareholders considering seeking appraisal for their shares should note that the fair value of their shares determined under Section 1091 could be more, the same or less than the consideration they would receive pursuant to the Reincorporation if they did not seek appraisal of their shares. The costs of the appraisal proceeding may be determined by an Oklahoma district court (the "Court") and allocated among the parties as the Court deems equitable under the circumstances. Upon application of a shareholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. In the absence of such a determination or assessment, each shareholder bears his or her own expenses.

     Any shareholder contemplating the exercise of the rights summarized above in connection with the Reincorporation is urged to consult his or her own counsel. The description of OGCA Section 1091 contained herein is qualified in its entirety by reference to Appendix G attached hereto and the OGCA. The
                             ----------
failure by a shareholder to follow precisely all of the steps required by
Section 1091, of the OGCA will result in the loss of those rights.

                  Vote Required for Approval of Proposal Five

     Approval of this Proposal Five will require the affirmative vote of at least two-thirds of the outstanding shares of viaLink Oklahoma Common Stock entitled to vote thereon at the Annual Meeting. As of the Record Date, the current directors and officers of the Company have the right to vote 1,165,725 shares, representing approximately 40.6% of the outstanding viaLink Oklahoma Common Stock, and have advised the Company that their present intent is to vote in favor of this proposal to reincorporate in Delaware. Proxies solicited by the Board of Directors will be voted FOR this Proposal Four, unless a shareholder specifies otherwise.


                   Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS HAS REVIEWED AND CONSIDERED THE MATTERS ADDRESSED IN PROPOSAL FIVE, HAS DETERMINED THE REINCORPORATION TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE MERGER AGREEMENT TO EFFECT THE REINCORPORATION IN DELAWARE.

                            PRINCIPAL SHAREHOLDERS

     The following table presents certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1999, by:

     . Each person who is known by the Company to own beneficially more than five percent of outstanding Common Stock;

     . Each of the Company's directors and executive officers named in the Summary Compensation Table below; and

     .     All of the Company's executive officers and directors as a group.

     The percentage of outstanding shares is based on 2,874,342 shares of Common Stock outstanding as of March 31, 1999.

     The SEC deems a security holder the beneficial owner of a security when that person maintains voting or investment power with respect to security, subject to community property laws, where applicable. If stock options are presently exercisable or exercisable within 60 days of March 31, 1999, the SEC will deem the shares underlying those options to be outstanding and beneficially owned by their holder when computing the percentage of common stock held by that person. However, the SEC will not deem shares underlying these options to be outstanding when computing the percentage of common stock held by others.

     Unless otherwise noted, all shareholders listed have sole voting and investment power with respect to their shares and the address for each shareholder listed below is: c/o The viaLink Company, 13800 Benson Road, Edmond, Oklahoma 73013-6417. There are no family relationships between our executive officers and directors.

                                                          Shares            Percent of
                                                       Beneficially        Outstanding
     Name and Address of Beneficial Owner                 Owned               Shares
     ------------------------------------                 -----               ------
     Robert L. Barcum......................              559,816               19.5%
     Robert N. Baker.......................              554,529               19.3%
     Russell L. Reinhardt(1)...............              316,081               11.0%
     Lewis B. Kilbourne, Ph.D.(2)..........              21,002                  *
     Jimmy M. Wright(3)....................              20,000                  *
     John M. Duck(4)(5)....................              10,378                  *
     Sue Hale..............................                ---                  ---
     Craig Smith...........................                ---                  ---
     Steven Conover........................                ---                  ---
     Executive Officers and Directors                    1,165,725             40.6%
         As a group (8 persons)(6).........

_____________________
*  Less than 1%

(1) Mr. Reinhardt's address is 3417 Barberry Ct., Edmond, Oklahoma 73013.
(2) Includes 20,000 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 31, 1999.
(3) Includes 20,000 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 31, 1999. Mr. Wright's address is c/o DRS, 1913 North Walton Blvd., Suite 1, Bentonville, Arkansas 72712.
(4) Includes 10,056 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 31, 1999 and 322 shares purchased pursuant to The viaLink Company Employee Stock Purchase Plan.
(5) Mr. Duck served as the Chief Financial Officer of the Company until April 4, 1999. He now serves as Vice President, Secretary and Treasurer.
(6) Includes 50,056 shares underlying options that are currently exercisable or will become exercisable within 60 days after March 31, 1999.

                            EXECUTIVE COMPENSATION

Executive Officers and Directors

     Set forth below is certain information with respect to each of the Company's executive officers and directors as of April 7, 1999

Name                                          Age       Position
----------------------------------           -----      -----------------------------------------------------------
Robert L. Barcum..................            49        Chairman of the Board of Directors, Director (Class II)
Lewis B. Kilbourne, Ph.D..........            52        Chief Executive Officer and Director (Class I)
Robert N. Baker...................            47        President, Chief Operating Officer and Director (Class II)
Andrew Kerner.....................            39        Vice President of Finance and Chief Financial Officer
Steven G. Conover.................            48        Vice President of Strategic Projects
John Duck.........................            56        Vice President, Secretary and Treasurer
David Lloyd.......................            48        Vice President of Human Resources
Craig Smith.......................            37        Vice President of Operations
Sue Hale..........................            54        Director (Class I)
Jimmy M. Wright...................            45        Director (Class III)

     Andrew Kerner joined the Company in April 1999 as Vice President of Finance and Chief Financial Officer. Mr. Kerner previously served as Executive Vice President and Chief Financial Officer of Cameron Ashley Building Products, a publicly-traded building products distributor from April 1998 to April 1999. Mr. Kerner also served in several senior financial management positions with PepsiCo's Frito-Lay division in the United States and Europe from November 1987 to April 1998. Mr. Kerner received a B.A. in Economics and an M.B.A. in Finance from The University of Texas at Austin.

     Steven Conover joined the Company in March 1999 as Vice President of Strategic Projects, and is currently in charge of the Scan Based Trading project for viaLink. Mr. Conover has over 25 years experience in retail and supply chain management. Prior to joining viaLink, Mr. Conover served as Senior Group Manager of Supply Chain Innovation for Frito-Lay from March 1996 to March 1999. He also served as Senior Group Manager of Finance and Marketing for Frito-Lay from March 1994 to March 1996. Mr. Conover received his B.S. from Purdue University in Industrial Engineering and his M.B.A. in Finance from the University of West Florida.

     John M. Duck joined the Company as Director of Finance and
Administration in 1991 and currently serves as Vice President, Treasurer and Secretary. From April 1996 to April 1999 Mr. Duck also served as the Chief Financial Officer of the Company. From January 1990 to July 1991, Mr. Duck served as Chief Financial Officer of Griffin Entities, Inc., a private food manufacturer and processor. From 1986 to 1990, Mr. Duck served as Chief Financial Officer of Mr. Rooter Corporation, a public franchise sewer and drain manufacturing and cleaning company. Mr. Duck currently serves on the Board of Directors of the Edmond Chamber of Commerce and is a member of the Oklahoma County Workforce Development Board. Mr. Duck is a certified public accountant and holds a B.A. in Economics from Oklahoma City University.

     David Lloyd joined the Company in April 1999 as Vice President of Human Resources. Mr. Lloyd previously served as Senior Vice President of Human Resources and Administration for Fujitsu ICL Retail Systems, Inc., from April 1997 to April 1999. In that capacity, he handled all human resource and administration responsibilities for United States and Europe operations, including facilities management for all 44 Fujitsu locations in the United States. Mr. Lloyd also served as Vice President of Human Resources for Station Casinos from June 1994 to April 1997, and Vice President of Human Resources and Administration of Nikko Hotels International from April 1985 to June 1994. Mr. Lloyd earned his B.A. in Economics from Upsala College in New Jersey, and his MBA from New York Institute of Technology.

     Craig Smith is currently the Vice President of Operations of the Company and is responsible for brand management and customer service. Mr. Smith joined the Company in February 1995 as a consultant and was promoted to Vice President in February 1999. Prior to joining viaLink, Mr. Smith was with Star Enterprise, a joint venture of Texaco and Aramco, as part of the information technology services team. Mr. Smith has been involved in selecting, implementing, building and marketing information systems in the retail and related industries for over 15 years. He received his B.S. in computer science from the University of Missouri at Rolla, and his M.B.A. with a concentration in Marketing and Finance from the University of Houston.

     For biographical information on the Company's director candidate and continuing directors, please see the information contained in "Nominee for Class III Director with Term Ending Upon the 2002 Annual Meeting of Shareholders", "Continuing Class I Directors for Term Ending Upon the 2000 Annual Meeting of Shareholders" and "Continuing Class II Directors for Term Ending Upon the 2001 Annual Meeting of Shareholders" under "Proposal One."

Directors' Compensation

     The Company currently pay its non-employee directors other than the Chairman of the Board $10,000 annually for their services as members of the Board of Directors. The Company also pays its Chairman of the Board, Mr. Barcum, an annual stipend of $25,000. Under the Non-Qualified Plan, non-employee directors are eligible to receive stock option grants at the discretion of the Board of Directors. Employee directors are eligible to receive stock option grants at the discretion of the Compensation Committee of the Board of Directors under the 1995 Plan.

     In 1998, the Company granted options to purchase 15,000 shares of viaLink Common Stock at an exercise price of $9.00 to its non-employee directors, Messrs. Barcum and Wright. The Company also granted options to purchase 200,000 shares of Common Stock to Dr. Kilbourne, 100,000 of which were granted pursuant to the Non-Qualified Plan at an exercise price of $3.00 per share, 50,000 of which were granted pursuant to the 1995 Plan at an exercise price of $3.00 per share and 50,000 of which were granted pursuant to the Non-Qualified Plan at an exercise price of $3.125 per share. The Company also granted options to purchase 150,000 shares of Common Stock to Mr. Baker, 100,000 of which were granted pursuant to the Non-Qualified Plan at an exercise price of $3.00 per share and 50,000 of which were granted pursuant to the 1995 Plan at an exercise price of $3.30 per share. No option grants or awards were made to any director in 1997.

Executive Compensation

     The following table sets forth the compensation earned by the Company's Chief Executive Officer, former Chief Executive Officer and other executive officers whose salary and bonus exceeded $100,000 for services rendered in all capacities to the Company during 1998 (collectively, the "Named Officers"). During 1998, these Named Officers received additional non-cash compensation, perquisites and other personal benefits. However, the aggregate amount and value thereof did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus paid to and accrued for the individual during the year.

                                                    SUMMARY COMPENSATION TABLE

                                                                Annual Compensation       Long-Term Compensation
                                                                -------------------       ----------------------
                   Name and Principal                                                      Securities Underlying
                        Position                             Year     Salary     Bonus            Options
-----------------------------------------------              ----     ------     -----     ---------------------
Robert L. Barcum (1)...........................              1998     $122,321       --            15,000
 Chief Executive Officer                                     1997      169,716       --            --
                                                             1996      169,150       --            --

Lewis B. Kilbourne, Ph.D. (2)..................              1998       20,769       --            200,000
 Chief Executive Officer                                     1997           --       --            --
                                                             1996           --       --            --

Robert N. Baker................................              1998      120,713       --            150,000
 President, Chief Operating Officer, Secretary               1997      169,940       --            --
                                                             1996      169,159       --            --

Russell L. Reinhardt (3).......................              1998      114,655       --            --
 Vice President                                              1997      171,774       --            --
                                                             1996      171,840       --            --

__________________
(1)  Resigned as Chief Executive Officer on September 30, 1998
(2)  Elected Chief Executive Officer on October 1, 1998
(3)  Resigned as executive officer and director on September 30, 1998

  Option Grants in 1998

     The following table sets forth information concerning stock options granted to each of the Named Officers during 1998:

                                                 OPTION GRANTS IN LAST FISCAL YEAR

                                               Number of      % of Total
                                              Securities       Options
                                              Underlying      Granted to      Exercise
                                               Options         Employees      Price Per     Expiration
                   Date                        Granted        in 1998(1)      Share(2)         Date
                   ----                       ----------      ----------      ---------     ----------
Robert L. Barcum.................                15,000(3)    1.3%            $ 9.00         10/31/2007

Lewis B. Kilbourne, Ph.D.........               100,000(3)    8.5               3.00         10/31/2007
                                                 50,000(4)    4.3               3.00         02/28/2005
                                                 50,000(3)    4.3               3.125        10/31/2007

Robert N. Baker..................               100,000(3)    8.5               3.00         09/30/2003
                                                 50,000(4)    4.3               3.30         09/29/2003

Russell L. Reinhardt.............                   ---       --                ---                 ---

__________________
(1)  The total number of options granted to employees in 1998 was 1,172,607.

(2) This exercise price can be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. Alternatively, the option may be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable instructions to the Company to deliver the stock certificate to a brokerage firm to sell the purchased shares and remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(3) Granted under the Non-Qualified Plan. Options vest over a three year period. Each option expires ten years after the date of grant or within an earlier period following termination of the optionee as a director, employee, independent contractor or a consultant of the Company.

(4) Granted under the 1995 Plan. Options vest over a three year period. Each option expires ten years after the date of grant or within an earlier period following termination of optionee's employment with the Company.

  Year-End Option Exercises in 1998 and December 31, 1998 Option Values

     The following table sets forth, for each of the Named Officers, information concerning option exercises for 1998 and the number and value of securities underlying unexercised options held on December 31, 1998. None of the Named Officers exercised any stock options during 1998. The value of the unexercised in-the-money options was determined by subtracting the exercise price from the fair market value of the Common Stock at December 31, 1998 ($10.125 per share), and multiplying that number by the number of shares underlying the options.

                                         AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR-END OPTION VALUES


                                                                  Number of Securities              Value of Unexercised
                       Shares Acquired on     Value         Underlying Unexercised Options         In-the-Money Options at
                         on Exercise (#)    Realized ($)         at December 31, 1998                 December 31, 1998
                       ------------------   ------------   -------------------------------     -------------------------------
   Name                                                    Exercisable      Unexercisable      Exercisable       Unexercisable
   ----                                                    -----------      -------------      -----------       -------------
Robert L. Barcum             --                --                --           $ 15,000               --           $   16,875
Lewis B. Kilbourne           --                --            20,000            180,000          140,000            1,278,750
Robert N. Baker              --                --                --            150,000               --            1,053,750
Russell L. Reinhardt         --                --                --                 --               --                   --

Profit Sharing Plan


     In 1985, the Company adopted The viaLink Company (formerly Applied Intelligence Group, Inc.) Profit Sharing Plan (the "Profit Sharing Plan"). All of the Company's employees who have completed at least one year of service may enroll in the Profit Sharing Plan. The Company may, at its discretion, make an annual contribution to the Profit Sharing Plan on behalf of its employees. If made, the contribution begins to vest for each employee's account after the employee has completed two years of service. Thereafter, each employee's account vests ratably as to 20% of the employee's account following each subsequent year of completed service with the Company. The Company will distribute vested contributions to an employee upon the employee's retirement, death or disability, the termination of employment, or the termination of the Profit Sharing Plan. The Company did not make any contributions to the Profit Sharing Plan for the fiscal years ended December 31, 1995, 1996, 1997 and 1998.

     In 1993, the Company amended the Profit Sharing Plan to include a 401(k) deferred compensation feature. Under the 401(k) feature, eligible participants may elect to defer up to 15% of their salaries, not to exceed the annual statutory limits, pursuant to a voluntary salary reduction agreement. The Company may determine matching levels of contributions from time to time, at the discretion of the administrative committee. The Company did not make any matching contributions during 1995, 1996, 1997 or 1998. All 401(k) employee contributions are fully vested.

Compliance with the Internal Revenue Code

     Section 162(m) of the Code imposes a limit on tax deductions for annual compensation (other than performance based compensation) in excess of one million dollars paid by a corporation to its chief executive officer and the other four moist highly compensated executive officers of a corporation. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. None of the compensation paid by the Company in 1998 was subject to the limitation on deductibility. The Board of Directors will continue to assess the impact of
Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.

Employment Arrangements

     On October 1, 1998, the Company entered into employment agreements with Lewis B. Kilbourne and Robert N. Baker. Under the agreements, the Company will pay an annual base salary of $150,000 to Dr. Kilbourne and $175,127 to Mr. Baker. Dr. Kilbourne and Mr. Baker are each also eligible to receive an annual bonus equal to

50% of his then current annual salary if they achieve certain criteria which are to be set each fiscal quarter by the Board of Directors.

     Under these agreements, the Company granted to each of Dr. Kilbourne and Mr. Baker incentive stock options for the purchase of 50,000 shares of Common Stock under the 1995 Plan and non-qualified stock options for the purchase of 100,000 shares of Common Stock under the Non-Qualified Plan. Both the incentive stock options and non-qualified stock options vest and become exercisable over a three year period. The options granted to Dr. Kilbourne have an exercise price of $3.00 per share. The incentive stock options granted to Mr. Baker are exercisable for $3.30 per share and the non-qualified stock options are exercisable for $3.00 per share. Dr. Kilbourne's incentive stock options expire on February 28, 2005 and his non-qualified stock options expire on October 31, 2007. Mr. Baker's incentive stock options expire on September 29, 2007 and his non-qualified stock options expire September 30, 2003.

     Each employment agreement has a term of three years and is subject to automatic renewal on a year-to-year basis, unless either party provides six-months prior written notice of termination. If the Company terminates the agreements for any reason ,other than for "cause" (as defined in the agreement), or if Dr. Kilbourne or Mr. Baker terminate their agreement for any reason other than an uncured breach, Dr. Kilbourne or Mr. Baker will be entitled to the continuation of his then current salary and the benefits provided pursuant to the agreement, a one time payment in the amount of the greater of the bonus due or 15% of the salary payable for such quarter, and a lump sum payment of $400,000.

                             CERTAIN TRANSACTIONS

Notes Payable to Shareholders and Officers

     On October 15, 1996, the Company redeemed 22,500 shares of its Common Stock from David B. North, a shareholder and formerly one of its executive officers. The Company issued Mr. North a promissory note for $39,375, bearing interest at the rate of 10% per annum, with a maturity date of November 15, 1997. The Company later extended maturity of the note to November 15, 2000.

     As of September 30, 1998, Robert L. Barcum, Robert N. Baker and Russell L. Reinhardt had loaned viaLink, in the aggregate, $443,055. In return, the Company issued these individuals promissory notes, bearing interest at rates of 8.5% to 11.5% per annum, with maturity dates commencing March 8, 1999 through December 21, 2001. The Company believes that the terms of these loans were at least as favorable as it could have obtained from unaffiliated third-party lenders.

     On October 16, 1998, the Company repaid the promissory notes to Messrs. North, Barcum, Baker and Reinhardt from proceeds of the sale of the Company's consulting assets to Netplex.

Payments and Option Grants to Officers

     On October 1, 1998, the Board of Directors elected Dr. Kilbourne as the Chief Executive Officer of viaLink, and he entered into an employment agreement with the Company. On October 16, 1998, the Company paid Dr. Kilbourne $30,000 for his services in connection with the sale of our consulting assets to Netplex. In 1998, the Company paid Dr. Kilbourne $20,769 in salary for his services as Chief Executive Officer, $10,000 in director fees and granted him options to purchase 150,000 shares of Common Stock at an exercise price of $3.00 per share pursuant to his employment agreement and options to purchase 50,000 shares of Common Stock at an exercise price of $3.125 per share as compensation for his service as a director. For details regarding his employment agreement, please see "Executive Compensation--Employment Agreements."

     During 1998, the Company granted Mr. Baker options to acquire 150,000 shares of its Common Stock at a weighted average exercise price of $3.10 pursuant to his employment agreement. For details regarding Mr. Baker's employment agreement, please see "Executive Compensation--Employment Arrangements."

     All future transactions between the Company and its officers, directors and five percent or greater shareholders will be subject to approval by a majority of its disinterested and independent directors and will be on terms no less favorable than it could obtain from a unaffiliated third parties.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it during the year ended December 31, 1998, and written representations that no other reports were required, the Company believes that each person who, at any time during such year, was a director, officer or beneficial owner of more than 10 percent of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year.

                                  FORM 10-KSB

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 4, 1999, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO JOHN M. DUCK, SECRETARY, THE VIALINK COMPANY, 13800 BENSON ROAD, EDMOND, OKLAHOMA 73013.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.


      THE BOARD OF DIRECTORS OF THE VIALINK COMPANY


Dated:  April 19, 1999

                                                                      APPENDIX A

                              THE VIALINK COMPANY
                     1999 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------

                                  ARTICLE ONE

                              GENERAL PROVISIONS
                              ------------------

     I.   PURPOSE OF THE PLAN

          This 1999 Stock Option/Stock Issuance Plan is intended to promote the interests of The viaLink Company, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.  STRUCTURE OF THE PLAN

          A.   The Plan shall be divided into three separate equity programs:

                    (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                    (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                    (iii) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

          B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A.   The following provisions shall govern the administration of the
Plan:

                    (i) The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
     Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

                                       1.

                    (ii) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                    (iii) Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

          B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

                    (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

                    (ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

                    (iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

                    (iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

          C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

                                       2.

     IV.  ELIGIBILITY

          A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                    (i)    Employees,

                    (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed Three Million Six Hundred Eight Thousand Two Hundred Eighty (3,608,280) shares. Such authorized share reserve consists of (i) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation's stockholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) an increase of Two Million (2,000,000) shares authorized by the Board but subject to stockholder approval at the 1999 Annual Stockholders Meeting.

          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 2000 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall such annual increase exceed Fifty Thousand (50,000) shares.

          C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than Three Hundred Thousand (300,000) shares of Common Stock in the aggregate per calendar year, beginning with the 1999 calendar year.

          D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through

                                       3.

one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance.

          E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                       4.

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------

     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   EXERCISE PRICE.
               --------------

                    1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant.

                    2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                         (i)    cash or check made payable to the Corporation,

                         (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                         (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.   EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at
               ----------------------------
such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                                       5.

          C.   CESSATION OF SERVICE.
               --------------------

                    1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

                         (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                         (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                         (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                         (iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

                    2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

                         (i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                         (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          D.   STOCKHOLDER RIGHTS. The holder of an option shall have no
               -------------------
stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E.   REPURCHASE RIGHTS. The Plan Administrator shall have the
               -----------------
discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee

                                       6.

cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F.   LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the
               ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust in which the Optionee and/or one or more such family members have more than a fifty percent (50%) of the beneficial interest or to any other entity in which the Optionee and/or one or more such family members own more than fifty percent (50%) of the vesting interests. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
                            ---

          A.   ELIGIBILITY. Incentive Options may only be granted to Employees.
               -----------

          B.   EXERCISE PRICE. The exercise price per share shall not be less
               --------------
than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          C.   DOLLAR LIMITATION. The aggregate Fair Market Value of the shares
               -----------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D.   10% STOCKHOLDER. If any Employee to whom an Incentive Option is
               ---------------
granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

                                       7.

     III.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

           A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

           B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

           C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

           D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the
                                                                --------
aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

           E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of

                                       8.

the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

          F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of
                                              -------
the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

          G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

          H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollars ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     IV.  STOCK APPRECIATION RIGHTS

          The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                       9.

                                 ARTICLE THREE
                            STOCK ISSUANCE PROGRAM
                            ----------------------

     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

          A.   PURCHASE PRICE.
               --------------

                    1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator.

                    2. Subject to the provisions of Section II of Article Five, Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                         (i)  cash or check made payable to the Corporation, or

                         (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B.   VESTING/ISSUANCE PROVISIONS.
               ---------------------------

                    1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

                    2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                                      10.

                    3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                    4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                    5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                    6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

     II.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any

                                      11.

Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

     III.  SHARE ESCROW/LEGENDS

           Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                      12.

                                 ARTICLE FOUR

                        AUTOMATIC OPTION GRANT PROGRAM

     I.  OPTION TERMS

         A.  GRANT DATES.  Options shall be made on the dates specified below:
             -----------

             1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase Twelve Thousand (12,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

             2. On the date of each Annual Stockholders Meeting beginning with the 1999 Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board, shall automatically be granted a Non-Statutory Option to purchase Twelve Thousand (12,000) shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months.

         B.  EXERCISE PRICE.
             --------------

             1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

             2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C.  OPTION TERM.  Each option shall have a term of ten (10) years
             -----------
measured from the option grant date.

         D.  EXERCISE AND VESTING OF OPTIONS.  Each option shall be immediately
             -------------------------------
exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each option shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the grant date.

         E.  CESSATION OF BOARD SERVICE.  The following provisions shall govern
             --------------------------
the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

                                      13.

                 (i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

                 (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

                 (iii) Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares in which the Optionee was vested on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares in which the Optionee is not otherwise at that time vested.

                 (iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

     II.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control the Hostile Take-Over, be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

          C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an

                                      14.

amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

          D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate
                                                       --------
exercise price payable for such securities shall remain the same.

     III. REMAINING TERMS

          The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

                                      15.

                                 ARTICLE FIVE

                                 MISCELLANEOUS
                                 -------------

    I.   NO IMPAIRMENT OF AUTHORITY

         Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    II.  FINANCING

         The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

    III. TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

             (i)  Stock Withholding:  The election to have the Corporation
                  -----------------
     withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

             (ii) Stock Delivery:  The election to deliver to the Corporation,
                  --------------
     at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                      16.

     IV. EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan shall become effective upon approval at the 1999 Annual Stockholders Meeting.

         B. The Plan shall serve as the successor to the Predecessor Plans, and no further options or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

         C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

         D.  The Plan shall terminate upon the earliest of (i) May 20, 2009,
                                               --------
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     V.  AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

         B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term

                                      17.

Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

    VI.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

    VII.  REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

    VIII. NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                      18.

                                   APPENDIX
                                   --------


         The following definitions shall be in effect under the Plan:

         A.  AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option
             ------------------------------
grant program in effect under the Plan.

         B.  BENEFICIARY shall mean, in the event the Plan Administrator
             -----------
implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

         C.  BOARD shall mean the Corporation's Board of Directors.
             -----

         D.  CHANGE IN CONTROL shall mean a change in ownership or control of
             -----------------
the Corporation effected through any of the following transactions:

             (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty
                                 ------
     percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

             (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

             (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders to accept.

         E.  CODE shall mean the Internal Revenue Code of 1986, as amended.
             ----

         F.  COMMON STOCK shall mean the Corporation's common stock.
             ------------

         G.  CORPORATION shall mean The viaLink Company and its successors.
             -----------
                                     A-1.

         H.  DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary
             ----------------------------------
option grant program in effect under the Plan.

         I.  EMPLOYEE shall mean an individual who is in the employ of the
             --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         J.  EXERCISE DATE shall mean the date on which the Corporation shall
             -------------
have received written notice of the option exercise.

         K.  FAIR MARKET VALUE per share of Common Stock on any relevant date
             -----------------
shall be determined in accordance with the following provisions:

             (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii) If the Common Stock is at the time traded on the Nasdaq SmallCap Market, then the Fair Market Value shall be the average of the highest bid and lowest asked prices per share of Common Stock on the date in question, as such prices are reported on the Nasdaq SmallCap Market or on any successor system. If there are no such bid and asked prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the highest bid and lowest asked prices on the last preceding date for which such quotation exists.

             (iii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     L.  HOSTILE TAKE-OVER shall mean:
         -----------------

             (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

             (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least

                                     A-2.

     a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         M.  INCENTIVE OPTION shall mean an option which satisfies the
             ----------------
requirements of Code Section 422.

         N.  INVOLUNTARY TERMINATION shall mean the termination of the Service
             -----------------------
of any individual which occurs by reason of:

             (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

             (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         O.  MISCONDUCT shall mean the commission of any act of fraud,
             ----------
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

         P.  1934 ACT shall mean the Securities Exchange Act of 1934, as
             --------
amended.

         Q.  NON-STATUTORY OPTION shall mean an option not intended to satisfy
             --------------------
the requirements of Code Section 422.

         R.  OPTION SURRENDER VALUE shall mean the Fair Market Value per share
             ----------------------
of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

         S.  OPTIONEE shall mean any person to whom an option is granted under
             --------
the Discretionary Option Grant or Automatic Option Grant Program.

         T.  PARENT shall mean any corporation (other than the Corporation) in
             ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the

                                     A-3.

unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         U.  PARTICIPANT shall mean any person who is issued shares of Common
             -----------
Stock under the Stock Issuance Program.

         V.  PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the
             --------------------------------------------
inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         W.  PLAN shall mean the Corporation's 1999 Stock Option/Stock Issuance
             ----
Plan, as set forth in this document.

         X.  PLAN ADMINISTRATOR shall mean the particular entity, whether the
             ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

         Y.  PLAN EFFECTIVE DATE shall mean May 21, 1999, the date of the 1999
             -------------------
Annual Stockholders Meeting.

         Z.  PREDECESSOR PLANS shall mean the Corporation's pre-existing 1995
             -----------------
Stock Option Plan, 1998 Non-Qualified Stock Option Plan and 1998 Stock Grant Plan in effect immediately prior to the Plan Effective Date hereunder.

         AA. PRIMARY COMMITTEE shall mean the committee of two (2) or more
             -----------------
non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         BB. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board
             -------------------
members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         CC. SECTION 16 INSIDER shall mean an officer or director of the
             ------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         DD. SERVICE shall mean the performance of services for the Corporation
             -------
(or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member

                                     A-4.

of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         EE. STOCK EXCHANGE shall mean either the American Stock Exchange or the
             --------------
New York Stock Exchange.

         FF. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in
             ----------------------
effect under the Plan.

         GG. SUBSIDIARY shall mean any corporation (other than the Corporation)
             ----------
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         HH. TAXES shall mean the Federal, state and local income and employment
             -----
withholding tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         II. 10% STOCKHOLDER shall mean the owner of stock (as determined under
             ---------------
Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                     A-5.

                                                                      APPENDIX B

                              THE VIALINK COMPANY
                       1999 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------


     I.   PURPOSE OF THE PLAN

          This 1999 Employee Stock Purchase Plan is intended to promote the interests of The viaLink Company, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

          This Plan shall serve as the successor to the Corporation's existing Employee Stock Purchase Plan (the "Predecessor Plan"), and no further shares of Common Stock will be issued under the Predecessor Plan from and after the Effective Date.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Two Hundred Thousand (200,000) shares and shall be comprised of the following components: (i) the actual number of shares of Common Stock remaining for issuance under the Predecessor Plan on the Effective Date (estimated to be Ninety Three Thousand Eight Hundred Eighteen (93,818) shares), plus (ii) an additional One Hundred Six Thousand One Hundred Eighty Two (106,182) shares of Common Stock.

          B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.  OFFERING PERIODS

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. However, the initial offering period shall commence on the Effective Date and terminate on the last business day in July 2001. Subsequent offering periods shall commence as designated by the Plan Administrator.

          C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year. However, the first Purchase Interval in effect under the initial offering period shall commence on the Effective Date and terminate on the last business day in January 2000.

          D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty-four (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

          E. Notwithstanding anything to the contrary herein, should the total number of shares of Common Stock to be purchased on any particular date exceed the number of shares then available for issuance under the Plan, then the Plan Administrator shall have the right to terminate the offering period during which such purchase occurs and to determine when a new offering period shall commence.

      V.  ELIGIBILITY

          A. Each individual who is an Eligible Employee on the start date of an offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period.

          C. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

          D. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

          E. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

     VI.  PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

               (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator.
     The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

               (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

          B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     VII. PURCHASE RIGHTS

          A.  GRANT OF PURCHASE RIGHT.  A Participant shall be granted a
              -----------------------
separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B.  EXERCISE OF THE PURCHASE RIGHT.  Each purchase right shall be
              ------------------------------
automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

          C.  PURCHASE PRICE.  The purchase price per share at which Common
              --------------
Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of
                                                                       -----
(i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D.  NUMBER OF PURCHASABLE SHARES.  The number of shares of Common
              ----------------------------
Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand (1,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable by all Participants in the aggregate on any one Purchase Date shall not exceed Fifty Thousand (50,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

          E.  EXCESS PAYROLL DEDUCTIONS.  Any payroll deductions not applied to
              -------------------------
the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of

Common Stock by reason of the limitation on the maximum number of shares purchasable on the Purchase Date shall be promptly refunded.

          F.  TERMINATION OF PURCHASE RIGHT.  The following provisions shall
              -----------------------------
govern the termination of outstanding purchase rights:

                    (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                    (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                    (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (i) within ninety (90) days following the commencement of such leave or, (ii) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began. However, should the Participant's leave of absence exceed ninety (90) days and his or her re-employment rights not be guaranteed by either statute or contract, then the Participant's status as an Eligible Employee will be deemed to terminate on the ninety-first (91st) day of that leave, and such Participant's purchase right for the offering period in which that leave began shall thereupon terminate. An individual who returns to active employment following such a leave shall be treated as a new Employee for purposes of the Plan and must, in order to resume participation in the Plan, re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

           G.  CORPORATE TRANSACTION.  Each outstanding purchase right shall
               ---------------------
automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of
                                 -----
Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitations on the number of shares of Common Stock purchasable per Participant and in the aggregate shall continue to apply to any such purchase.

           The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

           H.  PRORATION OF PURCHASE RIGHTS.  Should the total number of shares
               ----------------------------
of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

           I.  ASSIGNABILITY.  The purchase right shall be exercisable only by
               -------------
the Participant and shall not be assignable or transferable by the Participant.

           J.  STOCKHOLDER RIGHTS.  A Participant shall have no stockholder
               ------------------
rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

     VIII. ACCRUAL LIMITATIONS

           A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

                    (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

                    (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board on April 9 1999 and shall become effective at the Effective Date, provided no purchase rights granted under the
                                 --------
Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2009, (ii) the date on
         --------
which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction.
No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

     X.   AMENDMENT/TERMINATION OF THE PLAN

          A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Date be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

          B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders:
(i) increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify eligibility requirements for participation in the Plan.

     XI.  GENERAL PROVISIONS

          A. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

          B. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

          C. The provisions of the Plan shall be governed by the laws of the State of Oklahoma without regard to that State's conflict-of-laws rules.

                                  SCHEDULE A
                                  ----------

                         CORPORATIONS PARTICIPATING IN
                         EMPLOYEE STOCK PURCHASE PLAN
                           AS OF THE EFFECTIVE DATE
                           ------------------------

                              The viaLink Company

                                   APPENDIX
                                   --------


          The following definitions shall be in effect under the Plan:

          A.  BOARD shall mean the Corporation's Board of Directors.
              -----

          B.  CASH EARNINGS shall mean the (i) base salary payable to a
              -------------
Participant by one or more Participating Corporations during such individual's period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or
(B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established.

          C.  CODE shall mean the Internal Revenue Code of 1986, as amended.
              ----

          D.  COMMON STOCK shall mean the Corporation's common stock.
              ------------

          E.  CORPORATE AFFILIATE shall mean any parent or subsidiary
              -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

          F.  CORPORATE TRANSACTION shall mean either of the following
              ---------------------
stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

          G.  CORPORATION shall mean The viaLink Company and any corporate
              -----------
successor to all or substantially all of the assets or voting stock of The viaLink Company which shall by appropriate action adopt the Plan .

          H.  EFFECTIVE DATE shall mean July 1, 1999.  Any Corporate Affiliate
              --------------
which becomes a Participating Corporation after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

          I.  ELIGIBLE EMPLOYEE shall mean any person who is employed by a
              -----------------
Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

          J.  ENTRY DATE shall mean the date an Eligible Employee first
              ----------
commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

          K.  FAIR MARKET VALUE per share of Common Stock on any relevant date
              -----------------
shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time traded on the Nasdaq Smallcap Market, then the Fair Market Value shall be the average of the highest bid and lowest asked prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq Smallcap Market or on any successor system. If there are no such bid and asked prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the highest bid and lowest asked prices on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          L.  1933 ACT shall mean the Securities Act of 1933, as amended.
              --------

          M.  PARTICIPANT shall mean any Eligible Employee of a Participating
              -----------
Corporation who is actively participating in the Plan.

          N.  PARTICIPATING CORPORATION shall mean the Corporation and such
              -------------------------
Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

          O.  PLAN shall mean the Corporation's 1999 Employee Stock Purchase
              ----
Plan, as set forth in this document.

          P.  PLAN ADMINISTRATOR shall mean the committee of two (2) or more
              ------------------
Board members appointed by the Board to administer the Plan.

          Q.  PURCHASE DATE shall mean the last business day of each Purchase
              -------------
Interval.  The initial Purchase Date shall be January 31, 2000.

          R.  PURCHASE INTERVAL shall mean each successive six (6)-month period
              -----------------
within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

          S.  SEMI-ANNUAL ENTRY DATE shall mean the first business day in
              ----------------------
February and August each year on which an Eligible Employee may first enter an offering period.

          T.  STOCK EXCHANGE shall mean either the American Stock Exchange or
              --------------
the New York Stock Exchange.

                                                                      APPENDIX C


     THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

               SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE
               ------------------------------------------------


February 4, 1999                   $6,000,000             Menlo Park, California

          FOR VALUE RECEIVED, The viaLink Company, an Oklahoma corporation (the "Company"), promises to pay to Hewlett-Packard Company, a Delaware corporation
 -------
(the "Holder"), or its assign, the principal sum of Six Million United States
      ------
Dollars (U.S.$6,000,000), or a lesser amount equal to the outstanding principal amount, together with interest from the date of this Note on the unpaid principal balance at a rate per annum equal to eleven and one half percent (11.5%) computed on the basis of the actual number of days elapsed and a year of 365 days. Subject to the provisions of Section 3 below, all outstanding principal and interest shall be due and payable on the Maturity Date (as defined below). THIS NOTE IS SECURED AND IS ENTITLED TO THE BENEFIT OF THE SECURITY AGREEMENT (AS DEFINED BELOW). The Note has been issued pursuant to the terms of a Note Purchase Agreement (as defined below).

          The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder agrees:

     1.   DEFINITIONS.  As used in this Note, the following capitalized terms
          -----------
have the following meanings:

          "Effective Date" shall mean February 5, 1999.
           --------------

          "Holder" shall mean the person specified in the introductory paragraph
           ------
together with its permitted successors and assignees.

          "Maturity Date" shall mean February 28, 2004.
           -------------

          "Note" shall mean this Convertible Secured Subordinated U.S.
           ----
$6,000,000 Promissory Note.

          "Note Purchase Agreement" shall mean that Note Purchase Agreement,
           -----------------------
dated as of this date, between the Company and the Holder.

          "Other Transaction Documents" shall mean the Note Purchase Agreement,
           ---------------------------
the Registration Rights Agreement, and the Security Agreement.

          "Registration Rights Agreement" shall mean the Registration Agreement,
           -----------------------------
dated as of this date, by the Company and the Holder.

          "Security Agreement" shall mean the Security Agreement, dated as of
           ------------------
this date by the Company and the Holder.

          "Transaction Documents" shall mean the Note Purchase Agreement, this
           ---------------------
Note, the Security Agreement, and  the Registration rights Agreement.

     2.   PAYMENTS:  PREPAYMENT; AND STATUS OF OBLIGATIONS.
          -------------------------------------------------

          (a)  Principal and Interest Payments.  All principal, interest and
               -------------------------------
other amounts due shall be payable on the Maturity Date.

          (b)  Payments.  The Company will make all cash payments due under
               --------
this Note in immediately available funds by 11:00 a.m. Palo Alto, California time on the date such payment is due in a manner that the Holder or other registered holder of this Note may from time to time direct.

          (c)  Prepayment.  Beginning on September 1, 2000, the Company may
               ----------
prepay this Note, in whole or in part in increments of at least $500,000 upon sixty (60) days prior written notice to the Holder. Prepayments in part shall be applied first to outstanding interest and second to principal.

          (d)  Right to Convert.  At any time after month 18, the Holder shall
               ----------------
have the right to convert the outstanding principal and unpaid accrued interest under this Note into shares of the Company's Common Stock pursuant to Section 5(a).

          (e)  Prepayment at the Option of the Holder.  In the event that:
               --------------------------------------

               (i) The Company (A) sells all or substantially all of its assets or intellectual property; or (B) is acquired by another entity or entities in which fifty (50%) or more of the Company's voting shares are no longer controlled after such acquisition by the shareholders of record entitled to vote.

               (ii) Lewis B. Kilbourne ceases for any reason to be either (i) a regular, full-time employee of the Company, or (ii) a voting member of the Board of Directors of the Company.

then the Company shall give the Holder written notice of such event within two
(2) business days and all amounts due and owing under this Note shall become immediately due and payable upon written notice of demand for prepayment given by the Holder to the Company within ninety (90) days after the date of notice.

     3.   EVENTS OF DEFAULT.  The occurrence of any of the following shall
          -----------------
constitute an "Event of Default" under this Note as well as under the Security
               ----------------
Agreement:

          (a)  Failure to Pay.  The Company fails to pay any principal,
               --------------
interest or any fees when due under this Note or the Other Transaction Documents, and such failure shall continue for a period of five (5) business days after written notice to the Company by the Holder; or

          (b)  Covenant Default.  The Company shall default in the performance
               ----------------
of any of material obligations hereunder or under any of the Other Transactions Documents and such default shall continue unremedied for a period of fifteen
(15) business days after written notice to the Company by the Holder; or

          (c)  Representations and Warranties.  Any representation, warranty or
               ------------------------------
certification made herein or in the Other Transaction Documents shall prove to have been false or misleading in any material respect; or

          (d)  Voluntary Bankruptcy or Insolvency Proceedings.  The Company
               ----------------------------------------------
shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

          (e)  Involuntary Bankruptcy or Insolvency Proceedings.  Proceedings
               ------------------------------------------------
for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of its property, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

          (f)  Cross-Default.  The Company shall default under any other
               -------------
material agreement, note, indenture, instrument or other contract pursuant to which the Company has borrowed money and such default shall result in the holder having accelerated the maturity of the outstanding indebtedness under such other agreements, or the Company shall default under any material equipment lease agreement, which shall result in the lessor having terminated the lease arrangement.

     4.   NOTICE TO HOLDER;  RIGHTS OF HOLDER UPON DEFAULT.
          -------------------------------------------------

          (a) The Company shall notify the Holder within one (1) business day of the occurrence of any Event of Default.

          (b) Upon the occurrence and during the continuance of any Event of Default under Sections 3(a), (b), (c) or (f) above, the Holder, by written notice to the Company, may declare all principal and accrued and unpaid interest outstanding to be immediately due and payable without presentment, demand, protest or any other of any kind, all of which are waived by Company. Upon the occurrence and during the continuance of any Event of Default described in Sections 3(d) or (e), immediately and without notice, all outstanding amounts payable by the Company shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are waived by Company.

     5.   CONVERSION.
          -----------

          (a)  Optional Conversion by the Holder.  The Holder shall have the
               ----------------------------------
right after month 18 from the Effective Date but prior to the Maturity Date, by providing written notice to the Company, to convert all but not less than all of the outstanding principal and unpaid accrued interest under this Note into shares of the company's common stock (the "Common Stock") at a conversion price
                                           ------------
equal to US $7.00 per share (the "Conversion Price").
                                  ----------------

          (b)  Mandatory Conversion by the Company.  Immediately prior to the
               ------------------------------------
Maturity Date, the Company shall have the right, by providing written notice to the Holder, to require conversion all but not less than all of the outstanding principal and unpaid accrued interest under this Note into shares of the Company's Common Stock at the Conversion Price.

          (c)  Mechanics and Effect of Conversion.  Promptly after the
               -----------------------------------
conversion of this Note, the Holder shall surrender this Note, endorsed, at the principal office of the Company. As soon as possible (or as otherwise noted in the provisions above) and after the Holder has executed documentation necessary to perfect all applicable federal and state securities laws exemptions, the Company shall issue and deliver to the Holder at its principal office a certificate or, if the Holder so requests, certificates for the number of shares of Common Stock to which the Holder shall be entitled upon conversion (bearing such legends as are required by applicable federal and state securities laws in the opinion of counsel to the Company). All such shares shall be issued and fully assessable, free and clear of all liens.

          (d)  Shareholder Proxy.  Company agrees to put to shareholders for
               ------------------
approval and vote the necessary motions to effectuate the obligations and commitments made by Company hereunder.

     6.   CONVERSION ADJUSTMENTS.
          -----------------------

          (a)  Adjustments for Stock Splits and Subdivisions.  In the event the
               ----------------------------------------------
Company at any time from time to time after the date of issuance hereof while this Note is outstanding fixes a record date to effect a split or subdivision of the Company's Common Stock or other class or series of shares into which this
Note is then convertible, or the determination of holders of such class or series of shares entitled to receive a dividend or other distribution payable in additional shares of such class or series or other securities or rights convertible into, or entitling the holder to receive directly or indirectly, additional shares of such class or series other than options to purchase the Company's Common Stock ("Common Stock Equivalents")
                                                 ------------------------
without payment of any consideration by such holder for the additional shares of such class or series or the Common Stock Equivalents (including, if convertible preferred stock or other convertible securities have been issued, the additional shares of the Company's Common Stock issuable upon conversion thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Company's Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

          (b)  Adjustments for Reverse Stock Splits.  If the number of shares
               -------------------------------------
of the Company's Common Stock or such other class or series of shares into which this note is then convertible which are outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of such class or series, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of the company's Common Stock issuable on conversion shall be appropriately decreased in proportion to such decrease in outstanding shares.

          (c)  Notices of Record Date, etc.  In the event of:
               ----------------------------

               (i) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (ii) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person, or any consolidation or merger in which the Company is not the surviving entity (except for any transaction done solely for the purpose of changing the Company's state of incorporation); or

               (iii) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

          The Company will mail to the Holder of this Note at least ten (10) days prior to the earliest date specified therein, a notice with (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (b) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

          (d)  Reservation of Stock Issuable Upon Conversion  At all times the
               ---------------------------------------------
Company shall reserve and keep available out of its authorized but unissued shares of capital stock such number of shares as shall from time to time be sufficient to effect the conversion of this Note; and, if at any time the number of authorized but unissued shares of its capital stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, without limitation of such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as, in the opinion of counsel, may be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purposes.

     7.   SUBORDINATION.
          --------------

          (a) The liens and security interest in the Company's assets that secure payment and performance of the Company's obligations to the Holder as of the Effective Date will be junior and subordinate to the liens and security interests of all Senior Creditors (as defined below) which are perfected as of the Effective Date or hereafter in the Company's assets, notwithstanding any other priority under applicable law.

          (b)  As used herein, "Senior Creditors" shall mean all banks,
                                ----------------
commercial finance lenders, insurance companies and other financial institutions regularly engaged in the business of lending money; any equipment lessors or financiers; and the successors and assigns of the foregoing, including without limitation.

     8.   NEGATIVE COVENANTS.  For so long as any amounts are outstanding under
          ------------------
this Note the Company shall not:

               (i) Create or incur any debt in excess of (i) 80% of the Company's then outstanding accounts receivable plus (ii) amounts used by the Company to finance the purchase of any equipment acquired by the Company (including without limitation through capitalized leases); and shall not create or incur any security interest or lien on any asset now owned or acquired except Permitted Liens (as defined in the Security Agreement);

               (ii) Without prior notice to Holder, consolidate or merge with any other entity or person, provided that such consolidation or merger could not reasonably be expected to have a material adverse effect upon Holder's rights under this Note;

               (iii) Without the prior consent of Holder, acquire all or substantially all of the capital stock or assets of, or make any investment in or loan to, any other entity or person for an aggregate amount in excess of 15% of the Company's assets at the end of the quarter immediately prior to such consolidation, merger, acquisition, investment or loan (excluding from such calculation expense advances to employees in the ordinary course of business); or

               (iv) Declare or pay any dividends on any class or classes of stock (other than stock dividends to effectuate a "stock split").

     9.   SUCCESSORS AND ASSIGNS.  The rights and obligations of the Company and
          ----------------------
the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Neither the Company nor the Holder shall be entitled to assign, transfer or delegate any of its rights, obligations or liabilities hereunder without the prior written consent of the other party.

     10.  NOTICES.  Any notice, request, or other communication required or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery if personally delivered, on the date of being faxed if sent by confirmed fax, on the first business day after being sent if sent by recognized overnight courier, and on the third business day after being mailed if sent by registered or certified mail, postage prepaid, addressed (i) if to the Holder to: Hewlett-Packard Company, 333 Logue Avenue, MS32, Mountain View, CA 94043, Attention: General Manager, fax number, (650)919-8013; with a copy to Hewlett-Packard Company, 3000 Hanover Street, MS20BQ, Palo Alto, CA 94304, Attention General Counsel, fax number (650)857-4392; or (ii) if to the Company to: The viaLink Company, 13800 Benson Road, Suite 100, Edmond, OK 73013-6417, Fax (405)236-2599; with a copy to Brobeck, Phleger & Harrison LLP, 301 Congress Avenue, Suite 1200, Austin, TX 78701, Attention: Matthew Lyons, Fax:
(512) 477-5813.

     11.  WIRE TRANSFERS.  Payments made under this Note shall be made by wire
          --------------
transfer to Holder to an account specified by Holder in advance.

     12.  USURY.  In the event any interest is paid on this Note which is deemed
          -----
to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

     13.  GOVERNING LAW.  This Note and all actions arising out of or in
          -------------
connection with this Note shall be governed by and construed in accordance with the laws of the State of California, with regard to the conflicts of law provisions of the State of California or of any other state.

     14.  WAIVERS.  The Company hereby waives presentment, demand, protest,
          -------
notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

     15.  WAIVERS AND AMENDMENTS.  No provision of this Note may be amended or
          ----------------------
modified without the written consent of the Company and the Holder. The Holder shall not be deemed, by any act or omission, to have waived any of its rights or remedies unless it is in writing and signed by the Holder and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of the Holder to exercise any right, whether before or after a default, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment of any other amounts due and payable.

     16.  REMEDIES CUMULATIVE.  The remedies of the Holder as provided herein,
          -------------------
or any one or more of the, or in law or equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together in the Holder's sole discretion, and may be exercised as often as occasion therefor shall occur.

     17.  ATTORNEY'S FEES.  It is expressly agreed that, if this Note is
          ---------------
referred to an attorney or if suit is brought to collect this Note or any part hereof or to enforce or protect any rights conferred upon the Holder by this Note or any other document evidencing or securing this Note (including without limitation the Security Agreement), then the Company promises and agrees to pay all costs, including without limitation reasonable attorney's fees, incurred by the Holder.


                           [SIGNATURE PAGE FOLLOWS]

ACCEPTED AND AGREED as of February 4, 1999:

                            THE VIALINK COMPANY



                            By:___________________________________

                            Name:_________________________________

                            Title:________________________________


                            HEWLETT-PACKARD COMPANY


                            By:___________________________________

                            Name:_________________________________

                            Title:________________________________

                                                                      APPENDIX D

                         AGREEMENT AND PLAN OF MERGER
                                      OF
                              THE VIALINK COMPANY
                           (an OKLAHOMA CORPORATION)
                                      AND
                              THE VIALINK COMPANY
                           (A DELAWARE CORPORATION)

          This Agreement and Plan of Merger ("Agreement") is entered into on this _____ day of _______, 1999 by and between THE VIALINK COMPANY, an Oklahoma corporation ("viaLink Oklahoma"), and THE VIALINK COMPANY, a Delaware
              ----------------
corporation ("viaLink Delaware").
              ----------------

                                   RECITALS:
                                   --------

          A. The Board of Directors of viaLink Oklahoma and the Board of Directors of viaLink Delaware believe it is in the best interests of their respective companies and the shareholders and stockholders of their respective companies that viaLink Oklahoma and viaLink Delaware combine into a single company through the statutory merger of viaLink Oklahoma with and into viaLink Delaware (the "Merger") and, in furtherance thereof, have approved the Merger.
               ------

          B. Pursuant to the Merger, among other things, each outstanding share of the Common Stock of viaLink Oklahoma, $0.001 par value ("viaLink Oklahoma
                                                            ----------------
Common Stock"), shall be converted into the right to receive one (1) share of
------------
viaLink Delaware's Common Stock, par value $0.001 per share ("viaLink Delaware
                                                              ----------------
Common Stock").
------------

          C. viaLink Delaware and viaLink Oklahoma desire to make certain representations and warranties and other agreements in connection with the Merger.

          D. The parties intend, by executing this Agreement, to cause the Merger to qualify as an exchange described in Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").
                                       ----

          NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

                                  ARTICLE I.

                                  THE MERGER
                                  ----------

     1.1  The Merger. At the Effective Time (as defined in Section 1.2) and
          ----------
subject to and upon the terms and conditions of this Agreement, the Certificate of Merger attached hereto as Exhibit A (the "Certificate of Merger") and the
                             ---------       ---------------------
applicable provisions of the Delaware General Corporation Law (the "DGCL"),
                                                                    ----
viaLink Oklahoma shall be merged with and into viaLink Delaware, the separate existence of viaLink Oklahoma shall cease and viaLink Delaware shall continue as the surviving entity. viaLink Delaware, as the surviving corporation in the Merger, is hereinafter sometimes referred to as the "Surviving
                                                            ---------
Corporation".
-----------

     1.2  Effective Time.  The parties hereto shall cause the Merger to be
          --------------
consummated by filing the Certificate of Merger with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of the DGCL (the time of such filing being the "Effective Time").
                                    --------------

     1.3  Effect of the Merger.  At the Effective Time, the effect of the Merger
          --------------------
shall be as provided in this Agreement, the Certificate of Merger to be filed with the Secretary of State of Delaware, the Certificate of Merger to be filed with the Secretary of State of Oklahoma, and attached as Exhibit B, and the
                                                         ---------
applicable provisions of the DGCL and Oklahoma General Corporation Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of viaLink Delaware and viaLink Oklahoma shall vest in the Surviving Corporation, and all debts, liabilities and duties of viaLink Delaware and viaLink Oklahoma shall become the debts, liabilities and duties of the Surviving Corporation.

     1.4  Certificate of Incorporation; Bylaws.
          ------------------------------------

          (a) At the Effective Time, the Certificate of Incorporation of viaLink Delaware, as in effect immediately prior to the Effective Time (the "Certificate of Incorporation"), shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by the DGCL and such Certificate of Incorporation.

          (b) The Bylaws of viaLink Delaware, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

     1.5  Directors and Officers. At the Effective Time, the directors of
          ----------------------
viaLink Oklahoma, as in effect immediately prior to the Effective Time, shall be the directors of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified. The officers of viaLink Oklahoma, as in effect immediately prior to the Effective Time, shall be the officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified.

     1.6  Effect on viaLink Oklahoma Common Stock and Capital Stock.
          ---------------------------------------------------------

          (a) At the Effective Time, by virtue of the Merger and without any action on the part of viaLink Delaware, each issued and outstanding share of viaLink Oklahoma Common Stock shall be converted into the right to receive, automatically and without any further action on the part of viaLink Delaware, or their respective shareholders or stockholders, one share of viaLink Delaware Common Stock. Promptly following the Effective Time, viaLink Delaware shall deliver to the holders of the shares of viaLink Oklahoma Common Stock outstanding immediately prior to the Effective Time certificates evidencing the shares of viaLink Delaware Common Stock issuable pursuant to this Section 1.6 in exchange for the viaLink Oklahoma Common Stock outstanding immediately prior to the Effective Time.

          (b) At the Effective Time, each share of viaLink Oklahoma Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be canceled.

     1.7  No Further Ownership Rights in viaLink Oklahoma Common Stock. All
          ------------------------------------------------------------
shares of viaLink Delaware Common Stock issued upon the conversion of viaLink Oklahoma Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of viaLink Oklahoma Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of viaLink Oklahoma Common Stock which were outstanding immediately prior to the Effective Time.

     1.8  viaLink Oklahoma Stock Options. At or prior to the Effective Time,
          ------------------------------
viaLink Oklahoma and viaLink Delaware shall take all action necessary to cause the assumption by viaLink Delaware as of the Effective Time of the options to purchase viaLink Oklahoma Common Stock outstanding as of the Effective Time (the "Outstanding viaLink Oklahoma Options"). Each of the Outstanding viaLink
 ------------------------------------
Oklahoma Options shall be converted without any action on the part of the holder thereof into an option to purchase shares of viaLink Delaware Common Stock as of the Effective Time. The holder of an Outstanding viaLink Oklahoma Option shall be entitled to receive upon the exercise thereof one (1) share of viaLink Delaware Common Stock for each share of viaLink Oklahoma Common Stock subject to such option, determined immediately before the Effective Time. The exercise price of each share of viaLink Delaware Common Stock subject to an Outstanding viaLink Oklahoma Option shall be equal to the exercise price per share of viaLink Oklahoma Common Stock at which such option is exercisable immediately before the Effective Time. The assumption and substitution of the Outstanding viaLink Oklahoma Options as provided herein shall not give the holders of such options additional benefits which they did not have immediately prior to the Effective Time or relieve the holders of any obligations or restrictions applicable to their options or the shares obtainable upon exercise of the options. viaLink Delaware shall reserve out of its authorized but unissued shares of viaLink Delaware Common Stock sufficient shares to provide for the exercise of the Outstanding viaLink Oklahoma Options.

     1.9  Abandonment. If, at any time up until the Effective Time, viaLink
          -----------
Delaware or viaLink Oklahoma determines that it is not advisable, for any reason, to proceed with the Merger, either party has the right to abandon this Agreement and take no further action in connection with the Merger.

     1.10 Taking of Necessary Action; Further Action.  If, at any time after the
          ------------------------------------------
Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, properties, rights, privileges, powers and franchises of viaLink Oklahoma and viaLink Delaware, the officers and directors of viaLink Delaware are fully authorized in the name and on behalf of viaLink Oklahoma and viaLink Delaware to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

                           [Signature Page Follows]

     IN WITNESS WHEREOF, viaLink Oklahoma and viaLink Delaware have caused this Agreement and Plan of Merger to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                              THE VIALINK COMPANY, an Oklahoma corporation


                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________


                              THE VIALINK COMPANY, a Delaware corporation


                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________




               [Signature Page to Agreement and Plan of Merger]

                                                                      APPENDIX E


                         CERTIFICATE OF INCORPORATION

                                      OF

                              THE VIALINK COMPANY



                                  ARTICLE I.

          The name of this Corporation shall be The viaLink Company.

                                  ARTICLE II.

          The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent at that address is The Corporation Trust Company.

                                 ARTICLE III.

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                  ARTICLE IV.

    The name and mailing address of the incorporator of the Corporation is:

                               John M. Duck
                               13800 Benson Road
                               Edmond, Oklahoma  73013-6417.

                                  ARTICLE V.

          A.  Authorized Shares.  The aggregate number of shares that the
              -----------------
Corporation shall have authority to issue is 60,000,000, (i) 50,000,000 shares of which shall be Common Stock, par value $0.001 per share, and 10,000,000 of which shall be Preferred Stock, par value $0.001 per share.

          B.  Common Stock.  Each share of Common Stock shall have one vote on
              ------------
each matter submitted to a vote of the stockholders of the Corporation. Subject to the provisions of applicable law and the rights of the holders of the outstanding shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of the assets of the Corporation legally available therefor, dividends or other distributions, whether payable in cash, property or securities of the Corporation. The holders of shares of Common Stock shall be entitled to receive, in proportion to the number of shares of Common Stock held, the net assets of the Corporation upon dissolution after any preferential amounts required to be paid or distributed to holders of outstanding shares of Preferred Stock, if any, are so paid or distributed.

          C.  Preferred Stock.  The Preferred Stock may be issued from time to
              ---------------
time by the Board of Directors as shares of one or more series. The description of shares of each additional series of Preferred Stock, including any designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors.

          The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing certificates of amendment or designation which are effective without stockholder action, to increase or decrease the number of shares included in each series of Preferred Stock, but not below the number of shares then issued, and to set in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

          a. the dividend rate, if any, on shares of such series, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

          b. whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

          c. the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

          d. whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class of classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

          e. whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

          f. the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

          g. any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

                                  ARTICLE VI.

          The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.

                                 ARTICLE VII.

          A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

                                 ARTICLE VIII.

          Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                  ARTICLE IX.

          Election of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                  ARTICLE X.

          A. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Delaware General Corporation Law. At such time as the Company becomes subject to the reporting requirements of Sections 12(g) and 15(d) of the Securities Exchange Act of 1934, the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated as Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the 2000 annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of stockholders. For the purposes hereof, the initial Class I, Class II and Class III directors shall be designated by the Board of Directors or in the Bylaws of the Corporation. At each annual meeting directors to replace those of a Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

          B. Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at a meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified.

                                  ARTICLE XI.

          In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                 ARTICLE XII.

          Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

                                 ARTICLE XIII.

          Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the combined voting power of all of the then-outstanding shares of the Corporation entitled to vote shall be required to alter, amend or repeal Articles X, XII or XIII or any provisions thereof.

                                 ARTICLE XIV.

          The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                           [Signature page follows]

          THE UNDERSIGNED, being the incorporator named herein, for the purpose of forming a corporation to do business both within and without the State of Delaware and pursuant to the General Corporation Law of the State of Delaware, does make and file this Certificate of Incorporation of The viaLink Company, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set his hand this ___ day of ______, 1999.

                                        ___________________________________
                                        John M. Duck
                                        Incorporator



               [SIGNATURE PAGE TO CERTIFICATE OF INCORPORATION]

                                                                      APPENDIX F



                                    BYLAWS

                                      OF

                             THE VIALINK COMPANY,

                            a Delaware corporation



                             _______________, 1999

                               TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
ARTICLE I   OFFICES...................................................................................     1

             Section 1.1    Registered Office.........................................................     1
             Section 1.2    Other Offices.............................................................     1

ARTICLE II  CORPORATE SEAL............................................................................     1

ARTICLE III STOCKHOLDERS' MEETINGS....................................................................     1

             Section 3.1    Place of Meetings.........................................................     1
             Section 3.2    Annual Meeting............................................................     2
             Section 3.3    Special Meetings..........................................................     3
             Section 3.4    Notice of Meetings........................................................     3
             Section 3.5    Quorum....................................................................     4
             Section 3.6    Adjournment and Notice of Adjourned Meetings..............................     4
             Section 3.7    Voting Rights.............................................................     4
             Section 3.8    Joint Owners of Stock.....................................................     5
             Section 3.9    List of Stockholders......................................................     5
             Section 3.10   No Action Without Meeting.................................................     5
             Section 3.11   Organization..............................................................     5

ARTICLE IV  DIRECTORS.................................................................................     6

             Section 4.1    Number and Term of Office; Classification.................................     6
             Section 4.2    Powers....................................................................     7
             Section 4.3    Vacancies.................................................................     7
             Section 4.4    Resignation...............................................................     7
             Section 4.5    Removal...................................................................     7
             Section 4.6    Meetings..................................................................     8
                            (a)     Annual Meetings...................................................     8
                            ---     ---------------
                            (b)     Regular Meetings..................................................     8
                            ---     ----------------
                            (c)     Special Meetings..................................................     8
                            ---     ----------------
                            (d)     Telephone Meetings................................................     8
                            ---     ------------------
                            (e)     Notice of Meetings................................................     8
                            ---     ------------------
                            (f)     Waiver of Notice..................................................     8
                            ---     ----------------
             Section 4.7    Quorum and Voting.........................................................     9
             Section 4.8    Action Without Meeting....................................................     9
             Section 4.9    Fees and Compensation.....................................................     9
             Section 4.10   Committees................................................................     9

                            (a)     Executive Committee............................................    9
                            ---     -------------------
                            (b)     Other Committees...............................................   10
                            ---     ----------------
                            (c)     Term...........................................................   10
                            ---     ----
                            (d)     Meetings.......................................................   10
                            ---     --------
              Section 4.11  Organization...........................................................   11

ARTICLE V     OFFICERS.............................................................................   11

              Section 5.1   Officers Designated....................................................   11
              Section 5.2   Tenure and Duties of Officers..........................................   11
                            (a)     General........................................................   11
                            ---     -------
                            (b)     Duties of Chairman of the Board of Directors...................   11
                            ---     --------------------------------------------
                            (c)     Powers and Duties of the Vice Chairman of the Board............   12
                            ---     ---------------------------------------------------
                            (d)     Duties of the Chief Executive and Chief Operating Officers.....   12
                            ---     ----------------------------------------------------------
                            (e)     Duties of President............................................   12
                            ---     -------------------
                            (f)     Duties of Vice Presidents......................................   13
                            ---     -------------------------
                            (g)     Duties of Secretary............................................   13
                            ---     -------------------
                            (h)     Assistant Secretaries..........................................   13
                            ---     ---------------------
                            (i)     Duties of Treasurer............................................   13
                            ---     -------------------
                            (j)     Assistant Treasurers...........................................   14
                            ---     --------------------
              Section 5.3   Delegation of Authority................................................   14
              Section 5.4   Resignations...........................................................   14
              Section 5.5   Removal................................................................   14

ARTICLE VI    EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF
              SECURITIES OWNED BY THE CORPORATION..................................................   15

              Section 6.1   Execution of Corporate Instruments.....................................   15
              Section 6.2   Voting of Securities Owned by the Corporation..........................   15

ARTICLE VII   SHARES OF STOCK......................................................................   16

              Section 7.1   Form and Execution of Certificates.....................................   16
              Section 7.2   Lost Certificates......................................................   16
              Section 7.3   Transfers..............................................................   16
              Section 7.4   Fixing Record Dates....................................................   17
              Section 7.5   Registered Stockholders................................................   17

ARTICLE VIII  OTHER SECURITIES OF THE CORPORATION..................................................   17

              Section 8.1   Execution of Other Securities..........................................   17

ARTICLE IX    DIVIDENDS............................................................................   18

              Section 9.1   Declaration of Dividends...............................................   18
              Section 9.2   Dividend Reserve.......................................................   18

ARTICLE X    FISCAL YEAR..............................................................................  18

ARTICLE XI   INDEMNIFICATION OF DIRECTORS,  OFFICERS, EMPLOYEES AND OTHER AGENTS......................  19

             Section 11.1   Directors and Executive Officers..........................................  19
             Section 11.2   Other Officers, Employees and Other Agents................................  19
             Section 11.3   Good Faith................................................................  19
             Section 11.4   Expenses..................................................................  20
             Section 11.5   Enforcement...............................................................  20
             Section 11.6   Non-Exclusivity of Rights.................................................  21
             Section 11.7   Survival of Rights........................................................  21
             Section 11.8   Insurance.................................................................  21
             Section 11.9   Amendments................................................................  21
             Section 11.10  Savings Clause............................................................  21
             Section 11.11  Certain Definitions.......................................................  21

ARTICLE XII  NOTICES..................................................................................  22

             Section 12.1   Notice to Stockholders....................................................  22
             Section 12.2   Notice to Directors.......................................................  22
             Section 12.3   Address Unknown...........................................................  23
             Section 12.4   Affidavit of Mailing......................................................  23
             Section 12.5   Time Notices Deemed Given.................................................  23
             Section 12.6   Failure to Receive Notice.................................................  23
             Section 12.7   Notice to Person with Whom Communication Is Unlawful......................  23
             Section 12.8   Notice to Person with Undeliverable Address...............................  24

ARTICLE XIII AMENDMENTS...............................................................................  24

             Section 13.1   Amendments................................................................  24
             Section 13.2   Application of Bylaws.....................................................  24

ARTICLE XIV  LOANS TO OFFICERS........................................................................  24

ARTICLE XV   ANNUAL REPORT............................................................................  25

                                    BYLAWS
                                      OF
                             THE VIALINK COMPANY,
                            A DELAWARE CORPORATION

--------------------------------------------------------------------------------

                                   ARTICLE I


                                    OFFICES
                                    -------

     SECTION 1.1  REGISTERED OFFICE.  The registered office of the corporation
                  -----------------
shall be the registered office named in the certificate of incorporation of the corporation, or such other office as may be designated from time to time by the Board of Directors in the manner provided by law.

     SECTION 1.2  OTHER OFFICES.  The corporation may have offices at such other
                  -------------
places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require. The books of the corporation may be kept (subject to any provision contained in the Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in these Bylaws.

                                  ARTICLE II

                                CORPORATE SEAL
                                --------------

     The corporate seal shall consist of a die bearing the name of the corporation. Said seal may be used by causing it, or a facsimile thereof, to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE III

                            STOCKHOLDERS' MEETINGS
                            ----------------------

     SECTION 3.1  PLACE OF MEETINGS.  Meetings of the stockholders of the
                  -----------------
corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the principal executive offices of the corporation.

     SECTION 3.2  ANNUAL MEETING.
                  --------------

          (a) The annual meeting of the stockholders of the corporation, for the purpose of election of Directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

          (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty
(120) calendar days in advance of the date of the Notice of Annual Meeting released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's Notice of Annual Meeting, notice by the stockholder to be timely must be so received a reasonable time before the Notice of Annual Meeting is released to stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934
                                                                           ----
Act"), in such stockholder's capacity as a proponent of a stockholder proposal.
---
Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph, and, if the chairman should so determine, the chairman shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

          (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of Directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 3.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a Director: (A) the name, age, business address and residence address of such person; (B) the principal occupation or employment of such person; (C) the class and number of shares of the corporation which are beneficially owned by such person; (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a Director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 3.2. At the request of the Board of Directors, any person nominated by a stockholder for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the procedures set forth in this paragraph. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the chairman should so determine, the chairman shall so declare at the meeting, and the defective nomination shall be disregarded.

     SECTION 3.3  SPECIAL MEETINGS.
                  ----------------

          (a) Special meetings of the stockholders of the corporation may only be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the President or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

          (b) If a special meeting is called pursuant to paragraph (a) above by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the President, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 3.4 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     SECTION 3.4  NOTICE OF MEETINGS.  Except as otherwise provided by law or
                  ------------------
the certificate of incorporation of the corporation, as the same may be amended or restated from time to time and including any certificates of designation thereunder (hereinafter, the "Certificate of Incorporation"), written notice of each meeting of
     ----------------------------
stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date, time and purpose or purposes of the meeting. Notice of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     SECTION 3.5  QUORUM.  At all meetings of stockholders, except where
                  ------
otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority (plurality, in the case of the election of Directors) of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

     SECTION 3.6  ADJOURNMENT AND NOTICE OF ADJOURNED MEETINGS.  Any meeting of
                  --------------------------------------------
stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 3.7  VOTING RIGHTS.  For the purpose of determining those
                  -------------
stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 3.9 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary at or before the meeting at which it is to be used. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period. Elections of Directors need not be by written ballot, unless otherwise provided in the Certificate of Incorporation.

     SECTION 3.8  JOINT OWNERS OF STOCK.  If shares or other securities having
                  ---------------------
voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; or (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of clause (c) shall be a majority or even-split in interest.

     SECTION 3.9  LIST OF STOCKHOLDERS.  The Secretary shall prepare and make,
                  --------------------
at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

     SECTION 3.10 NO ACTION WITHOUT MEETING.  The stockholders of the
                  -------------------------
corporation may not take action by written consent without a meeting and must take any actions at a duly called annual or special meeting.

     SECTION 3.11 ORGANIZATION.
                  ------------

          (a) At every meeting of stockholders, unless another officer of the corporation has been appointed by the Board of Directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed, is absent, or designates the next senior officer present to so act, the President, or, if the President is absent, the most senior Vice President present, or, in the absence of any such officer, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

          (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.


                                  ARTICLE IV

                                   DIRECTORS
                                   ---------

     SECTION 4.1  NUMBER AND TERM OF OFFICE; CLASSIFICATION.
                  -----------------------------------------

          (a) The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors (provided that no decrease in the number of directors which would have the effect of shortening the term of an incumbent director may be made by the Board of Directors), provided that the number of directors shall be not less than one
(1). At each annual meeting of stockholders, Directors of the corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified or until such Director's earlier death, resignation or due removal; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Delaware General Corporation Law. Directors need not be stockholders unless so required by the Certificate of Incorporation. If, for any reason, the Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

          (b) Effective as of the date on which the corporation becomes subject to the reporting requirements of Sections 12(g) and 15(d) of the Securities Exchange Act of 1934, the Directors of the corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The initial Class I, Class II and Class III directors shall be those directors designated and elected by the Board of Directors. The term of office of the initial Class I directors shall expire at the 2000 annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders, and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of stockholders. At each annual meeting of stockholders directors to replace those of the Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

     SECTION 4.2  POWERS.  The powers of the corporation shall be exercised, its
                  ------
business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

     SECTION 4.3  VACANCIES.  Vacancies occurring on the Board of Directors for
                  ---------
any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors, or by a sole remaining Director. Each Director so elected shall hold office for the unexpired portion of the term of the Director whose place shall be vacant and until his or her successor shall have been duly elected and qualified or until such Director's earlier death, resignation or due removal. A vacancy in the Board of Directors shall be deemed to exist under this Section
4.3 in the case of the death, removal or resignation of any Director, or if the stockholders fail at any meeting of stockholders at which Directors are to be elected (including any meeting referred to in Section 4.6 below) to elect the number of Directors then constituting the whole Board of Directors.

     SECTION 4.4  RESIGNATION.  Any Director may resign at any time by
                  -----------
delivering his or her written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

     SECTION 4.5  REMOVAL.  At a special meeting of stockholders called for such
                  -------
purpose and in the manner provided herein, subject to any limitations imposed by law or the Certificate of Incorporation, the Board of Directors, or any individual Director, may only be removed from office for cause, and a new Director or Directors shall be elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of Directors.

     SECTION 4.6  MEETINGS.
                  --------

          (a)     Annual Meetings.  Unless the Board shall determine otherwise,
                  ---------------
the annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the

Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

          (b)     Regular Meetings.  Except as hereinafter otherwise provided,
                  ----------------
regular meetings of the Board of Directors shall be held in the principal executive offices of the corporation. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

          (c)     Special Meetings.  Unless otherwise restricted by the
                  ----------------
Certificate of Incorporation, and subject to the notice requirements contained herein, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the Directors.

          (d)     Telephone Meetings.  Any member of the Board of Directors, or
                  ------------------
of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

          (e)     Notice of Meetings.  Written notice of the time and place of
                  ------------------
all special meetings of the Board of Directors shall be given at least one (1) day before the date of the meeting. Such notice need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the Certificate of Incorporation or these Bylaws. Notice of any meeting may be waived in writing at any time before or after the meeting and will be deemed waived by any Director by attendance thereat, except when the Director attends the meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          (f)     Waiver of Notice.  The transaction of all business at any
                  ----------------
meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after meeting, each of the Directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     SECTION 4.7  QUORUM AND VOTING.
                  -----------------

          (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under
Article XI hereof, for which a quorum shall be one-third of the exact number of Directors fixed from time to time in accordance with Section 4.1 hereof, but not less than one (1), a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 4.1 of these Bylaws, but not less than one (1); provided, however, at any meeting whether a quorum be present or otherwise, a majority of the Directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.


          (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by a vote of the majority of the Directors present, unless a different vote is required by law, the Certificate of Incorporation or these Bylaws.

     SECTION 4.8  ACTION WITHOUT MEETING.  Unless otherwise restricted by the
                  ----------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     SECTION 4.9  FEES AND COMPENSATION.  Directors shall be entitled to such
                  ---------------------
compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

     SECTION 4.10 COMMITTEES.
                  ----------

          (a)     Executive Committee.  The Board of Directors may by resolution
                  -------------------
passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and specifically granted by the Board of Directors, shall have, and may exercise when the Board of Directors is not in session, all powers of the Board of Directors in the management of the business and affairs of the corporation except such committee shall not have the power or authority to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, to recommend to the stockholders of the corporation a dissolution of the corporation or a revocation of a dissolution, or to amend these Bylaws.

          (b)     Other Committees.  The Board of Directors may, by resolution
                  ----------------
passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

          (c)     Term.  Each member of a committee of the Board of Directors
                  ----
shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of paragraphs (a) and (b) of this Section 4.10 may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (d)      Meetings.  Unless the Board of Directors shall otherwise
                   --------
provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 4.10 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any Director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any Director by attendance thereat, except when the Director attends such special meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

     SECTION 4.11  ORGANIZATION.  The Chairman of the Board shall preside at
                   ------------
every meeting of the Board of Directors, if present. In the case of any meeting, if there is no Chairman of the Board or if the Chairman is not present, the Vice Chairman (if there be one) shall preside, or if there be no Vice Chairman or if the Vice Chairman is not present, a chairman chosen by a majority of the directors present shall act as chairman of such meeting. The Secretary of the corporation or, in the absence of the Secretary, any person appointed by the Chairman shall act as secretary of the meeting.

                                   ARTICLE V


                                   OFFICERS
                                   --------

     SECTION 5.1   OFFICERS DESIGNATED.  The officers of the corporation shall
                   -------------------
include, if and when designated by the Board of Directors, a Chairman of the Board of Directors, a President, one or more executive and non-executive Vice Presidents (any one or more of which executive

Vice Presidents may be designated as Executive Vice President or Senior Vice President or a similar title), a Secretary and a Treasurer. The Board of Directors may, at its discretion, create additional officers and assign such duties to those offices as it may deem appropriate from time to time, which offices may include a Vice Chairman of the Board of Directors, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer one or more Assistant Secretaries and Assistant Treasurers, and one or more other officers which may be created at the discretion of the Board of Directors. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

     SECTION 5.2  TENURE AND DUTIES OF OFFICERS.
                  -----------------------------

          (a)     General.  All officers shall hold office at the pleasure of
                  -------
the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Except for the Chairman of the Board and the Vice Chairman of the Board, no officer need be a director.

          (b)     Duties of Chairman of the Board of Directors.  The Chairman of
                  --------------------------------------------
the Board of Directors, when present, shall preside at all meetings of the Board of Directors and, unless the Chairman has designated the next senior officer to so preside, at all meetings of the stockholders. The Chairman of the Board of Directors shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

          (c)     Powers and Duties of the Vice Chairman of the Board. The Board
                  ---------------------------------------------------
of Directors may but is not required to assign areas of responsibility to a Vice Chairman of the Board, and, in such event, and subject to the overall direction of the Chairman of the Board and the Board of Directors, the Vice Chairman of the Board shall be responsible for supervising the management of the affairs of the corporation and its subsidiaries within the area or areas assigned and shall monitor and review on behalf of the Board of Directors all functions within such corresponding area or areas of the corporation and each such subsidiary of the corporation. In the absence of the President, or in the event of the President's inability or refusal to act, the Vice Chairman of the Board shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Further, the Vice Chairman of the Board shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the Vice Chairman of the Board by the Board of Directors or the Chairman of the Board.

          (d)     Duties of the Chief Executive and Chief Operating Officers.
                  ----------------------------------------------------------
Subject to the control of the Board of Directors, the chief executive officer shall have general executive charge, management and control, of the properties, business and operations of the corporation with all such powers as may be reasonably incident to such responsibilities; and subject to the control of the chief executive officer, the chief operating officer shall have general operating charge, management and control, of the properties, business and operations of the corporation with all such powers as may be reasonably incident to such responsibilities. The chief executive officer and, if and to the extent designated by the chief executive officer or the Board, the chief operating officer, may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the corporation and may sign all certificates for shares of capital stock of the corporation, and each shall have such other powers and duties as are designated in accordance with these Bylaws and as from time to time may be assigned to each by the Board of Directors.

          (e)  Duties of President. Unless the Board of Directors otherwise
               -------------------
determines and subject to the provisions of paragraph (d) below, the President shall be the chief operating officer of the corporation. Unless the Board of Directors otherwise determines, he shall, in the absence of the Chairman of the Board, or Vice Chairman of the Board, or if there be no Chairman of the Board or Vice Chairman of the Board, preside at all meetings of the stockholders and (should he be a director) of the Board of Directors. The President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

          (f)  Duties of Vice Presidents. Vice Presidents, by virtue of their
               -------------------------
appointment as such, shall not necessarily be deemed to be executive officers of the corporation, such status as an executive officer only being conferred if and to the extent such Vice President is placed in charge of a principal business unit, division or function (e.g., sales, administration or finance) or performs a policy-making function for the corporation (within the meaning of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder). Each executive Vice President shall at all times possess, and upon the authority of the President or the chief executive officer any non-executive Vice President shall from time to time possess, power to sign all certificates, contracts and other instruments of the corporation, except as otherwise limited pursuant to
Article VI hereof or by the Chairman of the Board, the President, chief executive officer or the Vice Chairman of the Board. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (g)  Duties of Secretary. The Secretary shall keep the minutes of all
               -------------------
meetings of the Board of Directors, committees of the Board of Directors and the stockholders, in books provided for that purpose; shall attend to the giving and serving of all notices; may in the name of the corporation affix the seal of the corporation to all contracts and attest the affixation of the seal of the corporation thereto; may sign with the other appointed officers all certificates for shares of capital stock of the corporation; and shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection of any director upon application at the office of the corporation during business hours. The Secretary shall perform all other duties given in these Bylaws and other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors or the President, shall designate from time to time.

          (h)    Assistant Secretaries. Each Assistant Secretary shall have the
                 ---------------------
usual powers and duties pertaining to such offices, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to an Assistant Secretary by the Board of Directors, the Chairman of the Board, the President, the Vice Chairman of the Board, or the Secretary. The Assistant Secretaries shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

          (i)    Duties of Treasurer. The Treasurer shall keep or cause to be
                 -------------------
kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors, the Chairman of the Board, the Vice President of the Board or the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board or the President shall designate from time to time. The Chief Financial Officer of the corporation may, but need not, serve as the Treasurer.

          (j)    Assistant Treasurers. Each Assistant Treasurer shall have the
                 --------------------
usual powers and duties pertaining to such office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to each Assistant Treasurer by the Board of Directors, the Chairman of the Board, the President, the Vice Chairman of the Board, or the Treasurer. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act.

     SECTION 5.3 DELEGATION OF AUTHORITY.  For any reason that the Board of
                 -----------------------
Directors may deem sufficient, the Board of Directors may, except where otherwise provided by statute, delegate the powers or duties of any officer to any other person, and may authorize any officer to delegate specified duties of such office to any other person. Any such delegation or authorization by the Board shall be effected from time to time by resolution of the Board of Directors.

     SECTION 5.4 RESIGNATIONS.  Any officer may resign at any time by giving
                 ------------
written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

     SECTION 5.5 REMOVAL.  Any officer may be removed from office at any time,
                 -------
either with or without cause, by the vote or written consent of a majority of the Directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                  ARTICLE VI

                    EXECUTION OF CORPORATE INSTRUMENTS AND
                    --------------------------------------
                 VOTING OF SECURITIES OWNED BY THE CORPORATION
                 ---------------------------------------------

     SECTION 6.1  EXECUTION OF CORPORATE INSTRUMENTS.  The Board of Directors
                  ----------------------------------
may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

     Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, the President, Chief Executive Officer or any executive Vice President, and upon the authority conferred by the President, Chief Executive Officer, or any non-executive Vice President, and by the Secretary or Chief Financial Officer, if any be designated, or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

     All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

     Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     SECTION 6.2  VOTING OF SECURITIES OWNED BY THE CORPORATION.  All stock and
                  ---------------------------------------------
other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman or Vice Chairman of the Board of Directors, Chief Executive Officer, the President, or any Vice President.

                                  ARTICLE VII

                                SHARES OF STOCK
                                ---------------

     SECTION 7.1  FORM AND EXECUTION OF CERTIFICATES.  Certificates for the
                  ----------------------------------
shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, certifying the number of shares and the class or series owned by him in the corporation. Where such certificate is countersigned by a transfer agent other than the corporation or its employee, or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

          SECTION 7.2  LOST CERTIFICATES.  A new certificate or certificates
                       -----------------
shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 7.3  TRANSFERS.
                  ---------

          (a) Transfers of record of shares of stock of the corporation shall be made only on its books by the holders thereof, in person or by attorney duly authorized and upon the surrender of a properly endorsed certificate or certificates for a like number of shares. Upon surrender to the corporation or a transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. The Board of Directors shall have the power and authority to make all such other rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the corporation.

          (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

     SECTION 7.4  FIXING RECORD DATES.
                  -------------------

          (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed by the Board of Directors, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     SECTION 7.5  REGISTERED STOCKHOLDERS.  The corporation shall be entitled
                  -----------------------
to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                 ARTICLE VIII

                      OTHER SECURITIES OF THE CORPORATION
                      -----------------------------------

     SECTION 8.1  EXECUTION OF OTHER SECURITIES.  All bonds, debentures and
                  -----------------------------
other corporate securities of the corporation, other than stock certificates (covered in Section 7.1), may be signed by the Chairman or Vice Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before any bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                  ARTICLE IX

                                   DIVIDENDS
                                   ---------

          SECTION 9.1  DECLARATION OF DIVIDENDS.  Dividends upon the capital
                       ------------------------
stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

          SECTION 9.2  DIVIDEND RESERVE.  Before payment of any dividend,
                       ----------------
there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                  FISCAL YEAR
                                  -----------

     The fiscal year of the corporation shall be the calendar year, unless otherwise fixed by resolution of the Board of Directors.

                                  ARTICLE XI

                         INDEMNIFICATION OF DIRECTORS,
                         -----------------------------
                     OFFICERS, EMPLOYEES AND OTHER AGENTS
                     ------------------------------------

     SECTION 11.1  DIRECTORS AND EXECUTIVE OFFICERS.  The corporation shall
                   --------------------------------
indemnify its Directors and executive officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the
                                                    --------  -------
corporation may limit the extent of such indemnification by individual contracts with its Directors and executive officers; and, provided, further, that the
                                                --------  -------
corporation shall not be required to indemnify any Director or executive officer in connection with any proceeding (or part thereof) initiated by such person or any proceeding by such person against the corporation or its Directors, officers, employees or other agents unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, or (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law.

     SECTION 11.2  OTHER OFFICERS, EMPLOYEES AND OTHER AGENTS. The corporation
                   ------------------------------------------
shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

     SECTION 11.3  GOOD FAITH.
                   ----------

          (a) For purposes of any determination under this Article XI, a Director or executive officer shall be deemed to have acted in good faith and in a manner such officer reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that such officer's conduct was unlawful, if such officer's action is based on information, opinions, reports and statements, including financial statements and other financial data, in each case prepared or presented by:

               (i) one or more officers or employees of the corporation whom the Director or executive officer believed to be reliable and competent in the matters presented;

               (ii) counsel, independent accountants or other persons as to matters which the Director or executive officer believed to be within such person's professional competence; and

               (iii) with respect to a Director, a committee of the Board upon which such Director does not serve, as to matters within such committee's designated authority, which committee the Director believes to merit confidence; so long as, in each case, the Director or executive officer acts without knowledge that would cause such reliance to be unwarranted.

          (b) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

          (c) The provisions of this Section 11.3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by the Delaware General Corporation Law.

     SECTION 11.4  EXPENSES.  The corporation shall advance, prior to the final
                   --------
disposition of any proceeding, promptly following request therefor, all expenses incurred by any Director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Article XI or otherwise.

     Notwithstanding the foregoing, unless otherwise determined pursuant to
Section 11.5 of this Article XI, no advance shall be made by the corporation if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

     SECTION 11.5  ENFORCEMENT.  Without the necessity of entering into an
                   -----------
express contract, all rights to indemnification and advances to Directors and executive officers under this Article XI shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the Director or executive officer. Any right to indemnification or advances granted by this Article XI to a Director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall also be entitled to be paid the expense of prosecuting his claim. The corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     SECTION 11.6  NON-EXCLUSIVITY OF RIGHTS.  The rights conferred on any
                   -------------------------
person by this Article XI shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its Directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

     SECTION 11.7  SURVIVAL OF RIGHTS.  The rights conferred on any person by
                   ------------------
this Article XI shall continue as to a person who has ceased to be a Director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 11.8  INSURANCE.  To the fullest extent permitted by the Delaware
                   ---------
General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Article XI.

     SECTION 11.9   AMENDMENTS.  Any repeal or modification of this Article XI
                    ----------
shall only be prospective and shall not affect the rights under this Article XI in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

     SECTION 11.10  SAVINGS CLAUSE.  If this Article XI or any portion hereof
                    --------------
shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Director and executive officer to the full extent not prohibited by any applicable portion of this Article XI that shall not have been invalidated, or by any other applicable law.

     SECTION 11.11  CERTAIN DEFINITIONS.  For the purposes of this Article XI,
                    -------------------
the following definitions shall apply:

             (a) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

             (b) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

             (c) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article XI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

             (d) References to a "director," "officer," "employee," or "agent" of the corporation shall include without limitation, situations where such person is serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

             (e) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article XI.

                                  ARTICLE XII

                                    NOTICES
                                    -------

     SECTION 12.1   NOTICE TO STOCKHOLDERS.  Unless the Certificate of
                    ----------------------
Incorporation requires otherwise, whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to such stockholder's last known post office address as shown by the stock record of the corporation or its transfer agent.

     SECTION 12.2   NOTICE TO DIRECTORS.  Any notice required to be given to
                    -------------------
any Director may be given by the method stated in Section 12.1, or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such Director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such Director. It shall not be necessary that the same method of giving notice be employed in respect of all Directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

     SECTION 12.3   ADDRESS UNKNOWN.  If no address of a stockholder or
                    ---------------
Director be known, notice may be sent to the principal executive officer of the corporation.

     SECTION 12.4   AFFIDAVIT OF MAILING.  An affidavit of mailing, executed
                    --------------------
by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or Director or Directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.

     SECTION 12.5   TIME NOTICES DEEMED GIVEN.  All notices given by mail, as
                    -------------------------
above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at the time of transmission.

     SECTION 12.6   FAILURE TO RECEIVE NOTICE.  The period or limitation of
                    -------------------------
time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any Director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent such person in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such Director to receive such notice.

     SECTION 12.7   NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL.
                    ----------------------------------------------------
Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

     SECTION 12.8   NOTICE TO PERSON WITH UNDELIVERABLE ADDRESS.  Whenever
                    -------------------------------------------
notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at such person's address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth such person's then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                 ARTICLE XIII

                                  AMENDMENTS
                                  ----------

     SECTION 13.1   AMENDMENTS.  Except as otherwise set forth in Section 11.9
                    ----------
of these Bylaws, these Bylaws may be amended or repealed and new Bylaws adopted by the Board of Directors or by the stockholders entitled to vote.

     SECTION 13.2   APPLICATION OF BYLAWS.  In the event that any provisions
                    ---------------------
of these Bylaws is or may be in conflict with any law of the United States, of the state of incorporation of the corporation or of any other governmental body or power having jurisdiction over this corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof unavoidably conflicts with such law, and shall in all other respects be in full force and effect.

                                  ARTICLE XIV

                               LOANS TO OFFICERS
                               -----------------

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this Bylaw shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under statute.

                                  ARTICLE XV

                                 ANNUAL REPORT
                                 -------------

     At such time as the corporation becomes subject to the reporting requirements of Rules 12(g) and 15(d) of the Securities Exchange Act of 1934, the Board of Directors shall cause an annual report to be sent to each stockholder of the corporation not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accounts or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. Such report shall be sent to stockholders at least fifteen (15) days prior to the next annual meeting of stockholders after the end of the fiscal year to which it relates. If and so long as there are fewer than 100 holders of record of the corporation's shares, the requirement of sending of an annual report to the stockholders of the corporation is hereby expressly waived.

                                                                      APPENDIX G

                       OKLAHOMA GENERAL CORPORATION ACT

     (S) 1091.  APPRAISAL RIGHTS.
     A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to the shares, who continuously holds the shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of the shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word "shareholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and "depository receipt" means an instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository. The provisions of this subsection shall be effective only with respect to mergers or consolidations consummated pursuant to an agreement of merger or consolidation entered into after November 1, 1988.

     B. 1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of
Section 1081, other than a merger effected pursuant to subsection G of Section 1081, and Sections 1082, 1086, 1087, 1090.1, or 1090.2 of this title.

         2. a. No appraisal rights under this section shall be available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation, were either:

                (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

                (2) held of record by more than two thousand holders. No appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided in subsection G of Section 1081 of this title.

             b. In addition, no appraisal rights shall be available for any shares of stock, or depository receipts in respect thereof, of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of Section 1081 of this title.

         3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Sections 1081, 1082, 1086, 1087, 1090.1 or 1090.2 of this title to accept for the stock anything except:

             a. shares of stock of the corporation surviving or resulting from the merger or consolidation or depository receipts thereof, or

             b. shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than two thousand holders, or

              d. any combination of the shares of stock, depository receipts, and cash in lieu of the fractional shares or depository receipts described in subparagraphs a, b, and c of this paragraph.

          4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.

     C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

     D.   Appraisal rights shall be perfected as follows:

          1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders entitled to the appraisal rights that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in the notice a copy of this section. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within ten (10) days after the effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

          2. If the merger or consolidation is approved pursuant to the provisions of Section 1073 or 1083 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten
(10) days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all of the shares of the class or series of stock of the constituent corporation, and shall include in such notice a copy of this section; provided, if the notice is given on or after the effective date of the merger or consolidation, the notice shall be given by the surviving or resulting corporation to all the holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. The notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify the shareholders of the effective date of the merger or consolidation. Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of the holder's shares. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the holder's shares. If the notice does not notify shareholders of the effective date of the merger or consolidation either:

              a. each constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of the constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation, or

              b. the surviving or resulting corporation shall send a second notice to all holders on or within ten (10) days after the effective date of the merger or consolidation; provided, however, that if the second notice is sent more than twenty (20) days following the mailing of the first notice, the second notice need only be sent to each shareholder who is entitled to appraisal rights and who has demanded appraisal of the holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the shareholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than ten (10) days prior to the date the notice is given; provided, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders; provided, however, at any time within sixty (60) days after the effective date of the merger or consolidation, any shareholder shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty
(120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsections A and D of this section, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. The written statement shall be mailed to the shareholder within ten (10) days after the shareholder's written request for a statement is received by the surviving or resulting corporation or within ten (10) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later.

     F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after service, shall file, in the office of the court clerk of the district court in which the petition was filed, a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements regarding the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or other publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

     G. At the hearing on the petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with this direction, the court may dismiss the proceedings as to that shareholder.

     H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears on the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

     I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be made to each shareholder, in the case of holders of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing the stock. The court's decree may be enforced as other decrees in the district court may be enforced, whether the surviving or resulting corporation be a corporation of this state or of any other state.

     J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

     K. From and after the effective date of the merger or consolidation, no shareholder who has demanded appraisal rights as provided for in subsection D of this section shall be entitled to vote the stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if the shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder's demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of the shareholder to an appraisal shall cease; provided further, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and approval may be conditioned upon terms as the court deems just.

     L. The shares of the surviving or resulting corporation into which the shares of any objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                              THE VIALINK COMPANY

                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE VAILINK
COMPANY

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held May 21, 1999 and the related Proxy Statement dated April 19, 1999 and appoints Lewis B. Kilbourne and John M. Duck, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of The viaLink Company, an Oklahoma corporation (the "Company"), which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held at the Harvey Business Center, Room 104, on the campus of Oklahoma Christian University of Science & Arts, 2501 East Memorial Road, Oklahoma City, Oklahoma on May 21, 1999 at 10:00 a.m. Central Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth hereon.

1. TO ELECT THE FOLLOWING NOMINEE AS A CLASS III DIRECTOR to serve for a three-year term ending at the 2002 annual meeting of shareholders or until his successor is duly elected and qualified:

   Jimmy M. Wright

   [ ] FOR the nominee listed above [ ] WITHHOLD AUTHORITY to vote for the nominee listed above





2. [ ] FOR [ ] AGAINST [ ] ABSTAIN [ ] TO APPROVE THE VIALINK COMPANY 1999 STOCK
                                       OPTION/STOCK ISSUANCE PLAN.



3. [ ] FOR [ ] AGAINST [ ] ABSTAIN [ ] TO APPROVE THE VIALINK COMPANY 1999
                                       EMPLOYEE STOCK PURCHASE PLAN.

4. [ ]FOR [ ] AGAINST [ ] ABSTAIN [ ] TO AUTHORIZE AND APPROVE THE ISSUANCE OF
                                      COMMON STOCK UNDERLYING THE CONVERTIBLE
                                      NOTE TO BE ISSUED TO THE HEWLETT-PACKARD
                                      COMPANY.

5. [ ] FOR [ ] AGAINST [ ] ABSTAIN [ ] TO APPROVE THE REINCORPORATION OF THE
                                       COMPANY IN DELAWARE.

6. In accordance with the descretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

     The Board of Directors recommends a vote FOR the director listed above and a vote FOR each of the listed proposals. This Proxy, when properly executed, will be voted as specified hereon. If no specification is made, this Proxy will be voted "FOR" the election of the director listed above and "FOR" each of the other proposals.

     Please print the name(s) appearing on each share
     certificate(s) over which you have voting authority:
                                                        ------------------------
               (Print name(s) exactly as it (they) appear(s) on certificates)

     Please sign your name:                                  Date:     ,1999
                          --------------------------------       -------
                            (Authorized Signature(s))

     IMPORTANT: Please sign as your name appears hereon. If shares are held jointly, all holders must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.